UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary proxy statement

☐	Confidential, For use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive proxy statement

☐	Definitive additional materials

☐	Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

PATENT PROPERTIES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Patent Properties, Inc.

Two High Ridge Park

Stamford, CT 06905

April [9], 2015

Dear Fellow Stockholders:

You are cordially invited to attend the 2015 Annual Meeting of Stockholders of Patent Properties, Inc at 10:00 a.m. local time, on Wednesday, May 6, 2015 at Five High Ridge Park, Stamford, CT 06905.

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting.

Whether or not you attend, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by signing, dating, and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. Instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote in person, even if you have previously submitted your proxy.

Thank you for your continued support.

Sincerely,

[Insert Signature Here]

Jay S. Walker

Executive Chairman

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Notice of Annual Meeting to Stockholders

Wednesday, May 6, 2015

10:00 a.m. local time

Five High Ridge Park, Stamford, CT 06905

The Annual Meeting of Stockholders (the "Annual Meeting") of PATENT PROPERTIES, INC., a Delaware Corporation (the "Company"), will be held at Five High Ridge Park, Stamford, CT 06905 on Wednesday, May 6, 2015 at 10:00 a.m. local time, for the following purposes:

1.	To elect six nominees as directors to serve until the 2016 Annual Meeting of Stockholders, or until their respective successors shall have been duly elected and qualified;

2.	To approve the Patent Properties, Inc. Amended and Restated Long-term Incentive Plan, effective March 2, 2015;

3.	To authorize our Board of Directors to effect, in its discretion, an amendment to our Certificate of Incorporation, as amended, to effectuate a reverse stock split of our issued and outstanding Common Stock, par value $0.001 per share, by a ratio of no less than one-for-two (1:2) and no more than one-for-five (1:5);

4.	To ratify the appointment of Marcum, LLP as the independent auditors of the Company for the fiscal year ending December 31, 2015; and

5.	To consider and take action upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors set March 9, 2015 as the record date for the meeting. This means that owners of record of shares of Common Stock and Series B Convertible Preferred Stock of the Company as of close of business on that date are entitled to:

•	receive this notice of the meeting; and

•	vote at the meeting and any adjournments or postponements of the meeting.

We will make available a list of stockholders of record as of the close of business on March 9, 2015 for inspection for any purpose germane to the meeting during normal business hours from April 24 through May 5, 2015 at the Company's principal place of business, Two High Ridge Park, Stamford, CT 06905. This list will also be available to stockholders for any such purpose at the meeting.

April [9], 2015

Stamford, CT

By Order of the Board of Directors,

Jonathan A. Siegel
Chief Administrative Officer, General
Counsel and Secretary

It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting in person, we urge you to vote your shares as described in the enclosed materials. You may sign, date and mail the proxy card in the enclosed return envelope. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

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Proxy Statement SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement before voting.

Annual Meeting Information

Date and Time:	Wednesday, May 6, 2015 at 10:00 a.m. local time

Place:	Five High Ridge Park, Stamford, CT 06905

Proposals to be Voted on at the Annual Meeting

At the Annual Meeting, our stockholders will be asked to:

Items of Business		Board Recommendation
Item 1.	Elect six Directors (page 10)	FOR each Director Nominee

Item 2.	Approve the Patent Properties, Inc. Amended and Restated Long-term Incentive Plan, effective March 2, 2015 (page 26)	FOR

Item 3.	Authorize our Board of Directors to effect, in its discretion, an amendment to our Certificate of Incorporation, as amended, to effectuate a reverse stock split of our issued and outstanding Common Stock, par value $0.001 per share, by a ratio of no less than one-for-two (1:2) and no more than one-for-five (1:5) (page 27)	FOR
Item 4.	Ratify the Appointment of Marcum, LLP as Independent Auditors (page 31)	FOR

Director Nominees

The following table provides summary information about each Director nominee.

Name	Age	Director Since	Primary Occupation	Committee Memberships[1]
Jay Walker	58	2013	Chairman of Walker Digital, LLC	C (Chair), E (Chair) N (Chair)
Jonathan Ellenthal	49	2013	Vice Chairman of the Board of Directors and Chief Executive Officer of Patent Properties, Inc.	E, N

Nathaniel J. Lipman*	50	2013	Executive Chairman of the Board of Directors of Affinion Group, Inc.	A, E

Richard J. Salute*	69	2015	Former Office Managing Partner, Cohn Reznick and Chief Financial Officer of PAXMED, Inc.	A (Chair)

*	Independent Director
[1]	A = Audit Committee; C = Compensation Committee; E = Executive Committee; N = Nominating Committee

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Name	Age	Director Since	Primary Occupation	Committee Memberships[1]
Sharon Barner*	57	2013	Vice President and General Counsel of Cummins Inc.	A, C

Harvey W. Schiller	74	2005	Vice Chairman and President of the Sports, Media and Entertainment Practice of Diversified Search	C, N

The Patent Properties, Inc. Amended and Restated Long-term Incentive Plan, effective March 2, 2015

The Company has relied on the GlobalOptions Group, Inc. Amended and Restated 2006 Long-term Incentive Plan (the "2006 Plan") as a means of attracting, retaining, motivating and rewarding officers, other employees and consultants and further aligning their interests with those of the Company's other stockholders. As of March 9, 2015, there were less than 980,000 shares of Common Stock remaining available for grant under the 2006 Plan. The 2006 Plan will expire in 2016.

On March 2, 2015 the Board of Directors adopted amendments to the 2006 Plan that are reflected in The Patent Properties, Inc. Amended and Restated Long-term Incentive Plan, effective March 2, 2015 (the "2015 Plan"). The Board of Directors is proposing for stockholder approval the 2015 Plan. The 2015 Plan would principally:

•	Increase by 1,000,000 the aggregate number of shares of Common Stock that may be delivered under the 2015 Plan;

•	Extend the exercise period for non-qualified stock options and stock appreciation rights after a participant's termination of service without cause;

•	Extend the term of the Plan from December 5, 2016, to until 10 years after the date on which stockholders approve the amendment and restatement (the vote is scheduled to take place on May 6, 2015); and

•	reflect the change in the Company's name to Patent Properties, Inc.

The 2015 Plan is intended to allow the Company to continue to provide incentives which will attract, motivate and reward highly-competent people as officers, directors, employees of the Company and consultants by providing them with opportunities to acquire shares of Common Stock. In addition, the 2015 Plan is intended to assist in further aligning the interests of the Company's officers, directors and employees with those of its other stockholders.

The 2015 Plan provides the Compensation Committee with the flexibility to grant awards that can be administered flexibly to carry out the purposes of the plan and to enable the Compensation Committee to keep pace with changing developments in management compensation and remain competitive with those companies that offer creative incentives to attract and retain officers and employees. In March 2015, the Compensation Committee granted stock options under the 2015 Plan, subject to stockholder approval of the Plan, and it expects a majority of awards under the 2015 Plan will be in the form of stock options.

Reverse Stock Split

The Board of Directors has granted the authority to effect a Reverse Stock Split of the Company’s Common Stock, as described below. If the Board of Directors decides to implement the Reverse Stock Split, it will become effective through an Amendment to the Company's Certificate of Incorporation.

The Reverse Stock Split amendment permits (but does not require) the Board of Directors to effect a reverse stock split of the Company’s Common Stock by a ratio of not less than one-for-two (1:2) and not more than one-for-five (1:5), with the exact ratio to be set at a whole number within this range as determined by the Board of Directors in its sole discretion. We believe that enabling the Board of Directors to set the ratio within the stated range will provide us with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for our stockholders. In determining a ratio, if any, the Board of Directors may consider, among other things, factors such as:

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•	the initial listing requirements of any market or exchange the Company may consider applying to be listed upon;

•	the historical trading price and trading volume of our Common Stock;

•	the number of shares of our Common Stock outstanding;

•	the then-prevailing trading price and trading volume of our Common Stock and the anticipated impact of the Reverse Stock Split on the trading market for our Common Stock;

•	the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs; and

•	prevailing general market and economic conditions.

The Board of Directors reserves the right to elect to abandon the Reverse Stock Split, including any or all proposed reverse stock split ratios, if it determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of the Company and our stockholders.

Depending on the ratio for the Reverse Stock Split determined by the Board of Directors, no less than two and no more than five shares of existing Common Stock, as determined by the Board of Directors, will be combined into one share of Common Stock. The Amendment to the Certificate of Incorporation to effect the Reverse Stock Split, if any, will include only the reverse stock split ratio determined by the Board of Directors to be in the best interests of our stockholders and all of the other proposed amendments at different ratios will be abandoned. In addition, our current authorized capitalization will remain unchanged at 100 million shares of Common Stock with a par value of $0.001, and 15,000,000 shares of preferred stock with a par value of $0.001 per share. Only shares of the Company’s outstanding Common Stock will be subject to the Reverse Stock Split.

Independent Auditors

The audit committee has selected Marcum, LLP to serve as our independent accountants for the year ending December 31, 2015. The Audit Committee and the Board believe that the continued retention of Marcum, LLP to serve as the independent auditors is in the best interests of the Company and its stockholders.

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Patent Properties, Inc.

Two High Ridge Park

Stamford, CT 06905

Proxy Statement

For Annual Meeting of Stockholders

to be held May 6, 2015

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Patent Properties, Inc. (the “Company,” “Patent Properties,” “we,” “us,” or “our”) for the Annual Meeting of Stockholders to be held on May 6, 2015 at Five High Ridge Park, Stamford, CT 06905, at 10:00 a.m., local time and at any adjournment or postponement of the meeting.

This Proxy Statement and the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2014 will be mailed to our stockholders on or about April 16, 2015.

All properly executed written proxies that are delivered pursuant to this solicitation will be voted at the meeting in accordance with the directions given in the proxy, unless the proxy is revoked prior to completion of voting at the Annual Meeting. Written notice of such revocation should be forwarded directly to our Secretary, at the address in the heading above.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report on Form 10-K are available at http://astproxyportal.com/ast/19637.

Questions and Answers about the 2015 Annual Meeting of Stockholders

Who is entitled to vote at the Annual Meeting?

The record date of the Annual Meeting is March 9, 2015 (the "Record Date"). Only stockholders of record of shares of Common Stock or Series B Convertible Preferred Stock at the close of business on Record Date are entitled to receive notice of and vote at our Annual Meeting. Each share of the Company’s Common Stock entitles its holder to one vote on any matter submitted to the stockholders. The holders of the shares of Series B Convertible Preferred Stock will vote together with the Common Stock on all matters where stockholders are entitled to vote. The holders of shares of Series B Convertible Preferred Stock are entitled to cast an aggregate of 80% of the total votes that may be cast with respect to any such matter. As of the Record Date there were 20,741,572 shares Common Stock and 14,999,000 shares of Series B Convertible Preferred Stock outstanding.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with the Company's transfer agent, American Stock Transfer and Trust Company, LLC, you are considered a stockholder of record with respect to those shares. If your shares are held in a bank or brokerage account, you are considered the "beneficial owner" of those shares.

What different methods can I use to vote?

By Written Proxy. All stockholders of record can vote by written proxy card. If you do not wish to vote in person or you will not be attending the annual meeting, you may vote by proxy. To vote by proxy using the enclosed proxy card, please complete, sign and date your proxy card and return it promptly in the enclosed envelope, which requires no postage if mailed in the United States. If you vote by proxy, your vote must be received by 12:00 p.m. Eastern Time on May 5, 2015 to be counted. If you submit a proxy without giving instructions, your shares will be voted as recommended by the Board of Directors.

If you are a beneficial owner, you will receive voting instructions from your bank or brokerage firm describing the available processes for voting your stock. If you do not give voting instructions to your bank or brokerage firm, your broker may only vote your shares for you on any discretionary items of business to be voted upon at the Annual Meeting, i.e., the ratification of the appointment of Marcum, LLP (Item 3)

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In Person. All stockholders of record may vote in person at the Annual Meeting. If you are a beneficial owner and want to vote your shares at the annual meeting, you will need to ask your bank, brokerage firm or nominee to furnish you a legal proxy. You will need to present a properly executed legal proxy for examination by the inspector of elections at the Annual Meeting before you will be able to vote the shares you beneficially own at the Annual Meeting.

Important Consideration for beneficial owners. You must instruct your bank or brokerage firm if you want your shares to be counted in the Election of Directors at the Annual Meeting (Item 1), the Approval of the Patent Properties, Inc. Amended and Restated Long-term Incentive Plan (Item 2) and the Reverse Stock Split (Item 3). Please follow the instructions provided by your broker so that your vote can be counted.

Quorum Requirement for the Annual Meeting

The holders of record of a majority of the voting power of all the then outstanding shares entitled to vote at the annual meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Abstentions, broker-non votes and votes withheld are included in the count to determine a quorum.

What if a quorum is not represented at the Annual Meeting? In the event that a quorum does not exist, the Executive Chairman or the holders of a majority of the votes entitled to be cast by the stockholders who are present in person or by proxy may adjourn the meeting. At a subsequent meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called.

What are my voting choices for each of the proposals to be voted on at the 2015 Annual Meeting of Stockholders and what are the voting standards?

Proposal	Voting Choices and Board Recommendation	Voting Standard
Item 1. Election of Directors

•  vote in favor of all nominees;

•  vote in favor of specific nominees;

•  vote against all nominees;

•  vote against specific nominees;

•  withhold a vote with respect to all nominees; or

•  withhold a vote with respect to specific nominees

The Board Recommends a vote FOR each of the Director Nominees.

Plurality of Votes Cast*

Item 2. Approval of the Patent Properties, Inc. Amended and Restated Long-term Incentive Plan, effective March 2, 2015	• vote in favor of the proposal; • vote against the proposal; or • abstain from voting on the proposal The Board Recommends a vote FOR the proposal.	Majority of Votes Cast

Item 3. Authorize the Board to effect a reverse stock split of the Company's Common Stock	• vote in favor of the proposal; • vote against the proposal; or • abstain from voting on the proposal The Board Recommends a vote FOR the proposal.	Majority of Votes Cast

Item 4. Ratification of Appointment of Marcum, LLP as Independent Auditors	• vote in favor of the ratification; • vote against the ratification; or • abstain from voting on the ratification The Board Recommends a vote FOR the ratification.	Majority of Votes Cast

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*	In the election of directors (Item 1), shares present at the Annual Meeting that are not voted for a particular nominee, broker non-votes, and shares present by proxy where the stockholder withholds authority to vote for the nominee will not be counted toward the nominee's achievement of a plurality.

Abstentions and broker non-votes, while not counted as votes cast for the proposals, will have the practical effect of reducing the number of votes in favor of such proposals.

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders will vote your shares in accordance with their best judgment.

What if I am a stockholder of record and do not specify a choice for a matter when returning a proxy?

Stockholders should specify their choice for each matter on the proxy card. If no specific instructions are given, proxies which are signed and returned will be voted:

•	FOR the election of all director nominees as set forth in this Proxy Statement;

•	FOR the approval of the Patent Properties, Inc. Amended and Restated Long-term Incentive Plan;

•	FOR the approval of an amendment to our Certificate of Incorporation, as amended, to effectuate a reverse stock split of our issued and outstanding Common Stock, par value $0.001 per share, by a ratio of no less than one-for-two (1:2) and no more than one-for-five (1:5); and

•	FOR the proposal to ratify the appointment of Marcum, LLP as Independent Auditors;

What if I am a beneficial owner and do not give voting instructions to my broker?

As a beneficial owner, in order to ensure your shares are voted in the way you would like, you must provide voting instructions to your bank, broker or other nominee by the deadline provided in the materials you receive from our bank, broker or other nominee. If you do not provide voting instructions to your bank, broker or other nominee, whether your shares can be voted by such person depends on the type of item being considered for vote.

Non-discretionary Items. The election of Directors, the proposal to approve the Patent Properties, Inc. Amended and Restated Long-term Incentive Plan and the proposal to approve the amendment to the Certificate of Incorporation to effect a reverse stock split are non-discretionary items and may not be voted on by brokers, banks or other nominees who have not received specific voting instructions from beneficial owners.

Discretionary Items. The ratification of the appointment of Marcum, LLP as Independent Auditors is a discretionary item. Generally, banks, brokers and other nominees that do not receive voting instructions from beneficial owners may vote on this proposal in their discretion.

What can I do if I change my mind after I vote my shares?

You may revoke any proxy by notifying us in writing at our address, Attn: Secretary, or by voting a subsequent proxy or in person at the annual meeting.

Tabulation of Votes

The votes received by proxy will be tabulated and certified by our transfer agent American Stock Transfer and Trust Company, LLC. All other votes will be tabulated by an inspector of election at the meeting.

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ELECTION OF DIRECTORS

(Item 1)

Upon recommendation of the Nominating Committee, the Board of Directors has nominated each of Jay S. Walker, Jonathan Ellenthal, Nathaniel J. Lipman, Richard J. Salute, Sharon Barner and Harvey W. Schiller for election as Director. Nathaniel J. Lipman, Richard J. Salute and Sharon Barner are considered independent under the independence standards of NASDAQ and applicable Commission rules. Robert Kelly will not stand for reelection to the Board of Directors. The Board of Directors is grateful for Mr. Kelly’s contributions to the Company during his years of service. There are no family relationships among any of our executive officers, directors and key employees.

Each of the Director nominees currently serves on the Board of Directors and was elected by Stockholders at the 2014 Annual Meeting of Stockholders. If elected, each nominee will hold office until the 2016 Annual Meeting of Stockholders and until his or her successor is elected and qualified.

Each of the Director nominees has consented to being named in this Proxy Statement and to serve if elected. We have no reason to believe that any of the Director nominees will be unable or unwilling to serve if elected. However, if any nominee should become unable for any reason or unwilling for good cause to serve, the persons named in the proxy have advised that they will vote for the election of such person or persons as shall be designated by the Board of Directors.

The Board of Directors recommends a vote FOR each nominee as a director to hold office until the
2016 Annual Meeting. Proxies received by the Board will be so voted unless a contrary choice is specified in the proxy.

Director Nominees

Name	Age	Director Since	Position
Jay S. Walker	59	2013	Executive Chairman of the Board of Directors
Jonathan Ellenthal	49	2013	Vice Chairman of the Board of Directors, Chief Executive Officer
Nathaniel J. Lipman	50	2013	Director
Richard J. Salute	69	2015	Director
Sharon Barner	57	2013	Director
Harvey W. Schiller, Ph.D.	76	2005	Director

Jay S. Walker, Executive Chairman of the Board of Directors, is chairman of Walker Digital, LLC, which he founded in 1994. He is widely known as the founder of Priceline.com, which brought a new level of value to the travel industry and its millions of customers. Mr. Walker is also the curator and chairman of TEDMED, a global community of people from every field who are passionate about the future of health and medicine (TEDMED is the sole independent licensee of the TED organization). Concurrently, Mr. Walker is a member of several organizations that promote innovative solutions to global problems, including The President’s Circle of the National Academies (comprising the National Academy of Science; the National Academy of Engineering; the Institute of Medicine; and the National Research Council); and the Atlantic Council as a member of the Board of Directors. Mr. Walker is also curator of a private library on the History of Human Imagination and is actively involved with Cornell University as the co-chairman of its Library Campaign. Mr. Walker received his Bachelor of Arts in Industrial Relations, Cornell University, New York, in 1978 and an Honorary Doctor of Science, Cazenovia College, New York in 2011.

Jonathan Ellenthal, Vice Chairman of the Board of Directors, Chief Executive Officer, Mr. Ellenthal was the Chief Executive Officer of Walker Digital Management, LLC, a wholly-owned subsidiary of Walker Digital, LLC ("Walker Digital") from 2008 – 2013. He served as a Director for many of Walker Digital’s subsidiaries and collaborated with Jay Walker on all new business designs and the strategic direction of Walker Digital. Since early 2011, Mr. Ellenthal has also been a Partner in TEDMED, LLC. As the exclusive licensee of the globally recognized TED brand for the field of health and medicine, TEDMED focuses entirely on innovation and breakthrough thinking in service of a healthier future. From 2011 to 2014, he was a member of the Board of Directors of Affinion Group, Inc., a customer engagement and loyalty company, with more than 70 million customers worldwide.

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Prior to joining Walker Digital in 2008, Mr. Ellenthal was the Chief Executive Officer of Synapse Group, Inc., a direct marketing subsidiary of Time Inc., and served in a variety of senior leadership roles at Synapse before becoming CEO. Mr. Ellenthal is a Trustee of the Wilton Family Y in Wilton, Connecticut, and a board member of the local chapter of Young Presidents’ Organization, Inc. He holds a B.A. from Wesleyan University in Middletown, Connecticut.

Nathaniel J. Lipman is the Executive Chairman of Affinion Group, Inc., which is a leading global provider of comprehensive marketing services and loyalty programs, Mr. Lipman has also served as a director of Affinion Group, Inc. and Affinion Group Holdings, Inc. since October 2005. Mr. Lipman joined Affinion in June 1999 (formerly known as Cendant Marketing Group) and has worked in various positions, including executive officer positions with increasing responsibility culminating in his appointment as Chief Executive Officer (from October 2005 to September 2012). Prior to joining Affinion, Mr. Lipman was Senior Executive Vice President, Corporate Development and Strategic Planning for Planet Hollywood International Inc., Senior Vice President and General Counsel of House of Blues Entertainment, Inc. and Senior Corporate Counsel at The Walt Disney Company.  He also worked as an attorney Skadden, Arps, Slate, Meagher and Flom, LLP. Mr. Lipman also a director of Novitex Enterprises Solutions, Inc. and Readers Digest Association, Inc.

Richard J. Salute, Director, is the chief financial officer of PAXMED, Inc (a medical device company), since June 2014. From 2004 to 2013, Mr. Salute served as an Office Managing Partner at Cohn Reznick, and served as the Capital Markets and SEC Practice Director prior to his retirement. Prior to 2004, Mr. Salute spent over 30 years at Andersen LLP, a global accounting firm managing complex audits for both public and private companies. In addition to his client responsibilities he started three businesses for the firm: the Enterprise Group (NY Metropolitan Area), the Technology Practice (New York Office), and the Bankruptcy and Corporate Recovery Practice (nationwide). Mr. Salute holds a bachelor’s of business administration (cum laude) from Adelphi University.

Sharon Barner, Director, has been Vice President, General Counsel, of Cummins Inc. (NYSE;CMI) since January 30, 2012. Prior to joining Cummins, Sharon was the Deputy Under Secretary of Commerce for Intellectual Property and Deputy Director of the United States Patent and Trademark Office from 2009 through 2011. From 1996 to 2009 she was an attorney and partner with the international law firm of Foley & Lardner LLP where, among other positions, she chaired the Intellectual Property Department and the Intellectual Property Litigation Practice Group. She was also a member of the Executive Management Committee for the firm from 2003 through 2009. Ms. Barner was named as one of “The 50 Most Influential Minority Lawyers in America” by The National Law Journal (May 2008). Ms. Barner was also named to the list of the top 50 women “Super Lawyers” in Illinois in 2006-2011 by Law & Politics Media, Inc. for intellectual property litigation work (2005-2011). She was also named top Intellectual Property Lawyer in Black Enterprise Magazine in November, 2003, and top Intellectual Property Lawyer in Diversity and the Bar in May/June, 2003. Other accolades include “Patent Plums: Who’s Enforcing the Most Important Patents” IP Law & Business (August 2001), and she was featured and profiled in a 2008 story entitled “The IP Wild West: Sharon Barner Takes on China,” Crain’s Chicago. From 2007 through 2009, Ms. Barner served on the Board of Directors for La Rabida Children’s Hospital, Chicago, Illinois; and has been the Chair of the Conflicts Committee since May 2012. In 1979, Ms. Barner received bachelor of science degrees in Political Science and in Psychology from Syracuse University and she received her Juris Doctor from the University of Michigan Law School in 1982.

Harvey W. Schiller, Ph.D., Director, was the Chairman of the Board and Chief Executive Officer of the Company from June 2005 until September 2013. He is Commercial Commissioner of America’s Cup 35, Chairman of Schiller Management Group, and Chairman of Renew Merchandise.  He also serves as the Vice Chairman and President of the Sports, Media, and Entertainment Practice of Diversified Search, one of the top executive search firms in the U.S. Dr. Schiller had been Chairman of the Board of privately-held GlobalOptions, Inc. since February 2004. Prior to joining GlobalOptions, Dr. Schiller served as Chairman of Assante U.S., a provider of financial and life management products and services, from 2002 to 2004. Prior to joining Assante, he was Chairman and Chief Executive Officer of YankeeNets from 1999 to 2002. His previous experience includes President of Turner Sports, Inc., Executive Director and Secretary General of the United States Olympic Committee and Commissioner of the Southeastern Conference. Prior to joining the United States Olympic Committee, Dr. Schiller served for more than 25 years in the United States Air Force, achieving the rank of Brigadier General. Dr. Schiller currently serves on the Boards of Mesa Airlines and the National Baseball Hall of Fame, and is a former advisory partner of Millennium Technology Value Partners, L.P.

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Director Experience, Qualifications, Attributes and Skills

We believe that the backgrounds and qualifications of our Directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board of Directors to fulfill its responsibilities. The Board of Directors is composed of a diverse group of leaders in their respective fields. Our Directors have other experience that makes them valuable members, such as prior public policy experience or regulatory experience that provides insight into issues faced by companies.

•	Jay Walker. The Board believes that Mr. Walker will provide the Board, by virtue of his extensive experience as an innovator and entrepreneur, with valuable industry insight, leadership and business knowledge.

•	Jonathan Ellenthal. The Board believes that Mr. Ellenthal’s strategic vision and ability to realize new business avenues will be vital to the success of future Company initiatives.

•	Nathaniel J. Lipman. The Board believes that Mr. Lipman’s executive leadership experiences will provide the Board with a crucial perspective on the fruition of future business opportunities.

•	Richard J. Salute. The Board believes that, as a result of Mr.Salute’s financial background, as well as his service of publicly traded companies as an Audit Partner in both national and internationally recognized firms, he possesses a valuable ability to assess financial issues in a highly competitive business atmosphere. The Board made a qualitative assessment of Mr. Salute’s level of knowledge and experience based on a number of factors, including his experience as a former chief financial officer for a reporting company and financial sophistication from his over forty years of finance experience.

•	Sharon Barner. The Board believes that Ms. Barner’s intellectual property law background, including her service as Deputy Under Secretary of Commerce for Intellectual Property and as Deputy Director of the United States Patent and Trademark Office, will provide the Board with valuable insight with respect to patent and patent-enforcement matters.

•	Harvey W. Schiller, Ph.D. The Board believes that, from his military career and as an executive of numerous entities, Dr. Schiller brings to the Board strong leadership and organizational skills and a deep commitment to integrity and excellence.

ADDITIONAL INFORMATION REGARDING THE BOARD OF DIRECTORS

Walker Digital, LLC ("Walker Digital") holds more than 50% of the voting power of the outstanding voting stock. As a result, the Company is a "controlled company" under the rules of NASDAQ and NYSE MKT. As such, the Company may avail itself of exemptions relating to the independence of the Board and certain Board committees. As permitted by the NASDAQ rules for "controlled companies," our Board does not require that the Nominating Committee and Compensation Committee be comprised solely of independent directors. Additional information about the committees is provided below.

Practices of our Board of Directors

Our business and affairs are managed under the direction of our Board of Directors. The primary responsibilities of our Board of Directors are to provide oversight, strategic guidance, counseling and direction to our management. The Board of Directors is currently composed of six members. All actions of the Board of Directors require the approval of a majority of the directors in attendance at a meeting at which a quorum is present. A quorum is a majority of the Board of Directors.

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Board and Committee Meetings; Attendance at Annual Meetings; Executive Sessions

In 2014, the Board held five meetings and the committees of the Board held a total of 11 meetings. Overall attendance at such meetings was approximately 90.5%. Each director attended 75% or more of the aggregate of all meetings of the Board and the committees on which he or she served during 2014. The independent directors met two times in executive session in 2014. While we do not have a written policy with regard to directors’ attendance at annual meetings of stockholders, all of the directors who were on the Board attended the Annual Meeting of Stockholders in June 2014.

Committees of the Board of Directors and Director Independence

Our Board has an Audit Committee, a Compensation Committee, an Executive Committee and a Nominating Committee. The current members of the committees are set forth in the following table:

Director	Audit Committee	Compensation Committee	Executive Committee	Nominating Committee
Jay S. Walker		Chair	Chair	Chair

Jonathan Ellenthal			✓	✓

Nathaniel J. Lipman	✓		✓

Robert Kelly	Chair

Sharon Barner	✓	✓

Harvey W. Schiller, Ph.D.		✓		✓

Assuming election of our director nominees, after the Annual Meeting Mr. Salute will serve as the Chair of the Audit Committee.

The Board has adopted a written charter for each of these committees, which is available at the Company's website www.patentproperties.com by clicking on the "Investor Relations" and then "Corporate Governance". Stockholders may also obtain a hard copy of these documents without charge from us by writing or calling: Two High Ridge Park, Stamford, CT 06905, Attn: Secretary, Tel: (203) 461-7200.

The Audit Committee

Primary Responsibilities: The Audit Committee oversees our accounting, financial reporting process, internal controls and audits, and consults with management and our independent registered public accounting firm on, among other items, matters related to the annual audit, the published financial statements and the accounting principles applied. As part of its duties, the Audit Committee appoints, evaluates and retains our independent registered public accounting firm. It maintains direct responsibility for the compensation, termination and oversight of our independent registered public accounting firm and evaluates its qualifications, performance and independence. The committee also monitors compliance with our policies on ethical business practices and reports on these items to the Board. The Audit Committee has established policies and procedures for the pre-approval of all services provided by our independent registered public accounting firm. Our Audit Committee is currently comprised of Messrs Kelly and Lipman and Ms. Barner; Mr. Kelly is the Chairman of the committee. Assuming election of our director nominees, after the Annual Meeting Mr. Salute will serve as the Chair of the Audit Committee.

Independence: Each member of the Audit Committee meets the independence requirements as defined by the rules of NASDAQ and the Securities Exchange Act of 1934 (the "Exchange Act"). Each member of the Audit Committee is financially literate, knowledgeable and qualified to review financial statements. The Board has determined that Mr. Kelly, who currently is a member of the Board and chairman of the Audit Committee, and Mr. Salute, who is a nominee to the Board and is expected to serve as chairman of the Audit Committee (subject to his election at the Annual Meeting), are each an "Audit Committee financial expert," as defined under the Exchange Act, and is independent as defined by the rules of NASDAQ.

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The Compensation Committee

Primary Responsibilities: The Compensation Committee determines all compensation for our Chief Executive Officer; reviews and approves corporate goals relevant to the compensation of our Chief Executive Officer and evaluates our Chief Executive Officer’s performance in light of those goals and objectives; reviews and approves objectives relevant to other executive officer compensation; reviews and approves the compensation of other executive officers in accordance with those objectives; administers our stock option plans; approves severance arrangements and other applicable agreements for executive officers; and consults generally with management on matters concerning executive compensation and on pension, savings and welfare benefit plans where Board or stockholder action is contemplated with respect to the adoption of or amendments to such plans. The committee makes recommendations on organization, succession, the election of officers, consultantships and similar matters where Board approval is required. Our Compensation Committee is comprised of Mr. Walker, Ms. Barner and Dr. Schiller.

Independence: Because the Company is a "controlled company" under NASDAQ rules the Company has decided to avail itself of the NASDAQ controlled company exemption pertaining to compensation committee membership.

The Executive Committee

Primary Responsibilities: The Executive Committee exercises all the powers of the Board of Directors in the management of the business and affairs of the Company between meetings of the Board of Directors, to the fullest extent permitted under Delaware law. Our Executive Committee is comprised of Messrs Walker, Ellenthal and Lipman.

The Nominating Committee

Primary Responsibilities: The Nominating Committee considers and makes recommendations on matters related to the practices, policies and procedures of the Board and takes a leadership role in shaping our corporate governance. As part of its duties, the committee assesses the size, structure and composition of the Board and its committees, coordinates evaluation of Board performance and reviews Board compensation. The committee also acts as a screening and nominating committee for candidates considered for election to the Board. In this capacity it concerns itself with the composition of the Board with respect to depth of experience, balance of professional interests, required expertise and other factors. Our Nominating Committee is comprised of Mr. Walker, Mr. Ellenthal and Dr. Schiller. The committee evaluates prospective nominees identified on its own initiative or referred to it by other Board members, management, stockholders or external sources and all self-nominated candidates.

Independence: Because the Company is a "controlled company" under NASDAQ rules the Company has decided to avail itself of the NASDAQ controlled company exemption pertaining to compensation committee membership.

Compensation Committee Interlocks and Insider Participation

With the exception of Dr. Schiller, who was our Chief Executive Officer and Chairman prior to the Merger (as defined below), and Mr. Walker, who is currently our Executive Chairman of the Board of Directors, there is no other member of our Compensation Committee who at any time has been an officer or employee of ours or our subsidiaries, or who had any relationship requiring disclosure as a related party transaction. No interlocking relationship exists between our Board of Directors or Compensation Committee and the Board of Directors or Compensation Committee of any other company, nor has any interlocking relationship existed in the past.

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Board Leadership Structure

The positions of chief executive officer and chairman of our Board of Directors are held by different persons. The chairman of our Board of Directors, Jay Walker, chairs director and stockholder meetings and participates in preparing their agendas. Mr. Walker serves as a focal point for communication between management and the Board of Directors between Board meetings, although there is no restriction on communication between directors and management. Jonathan Ellenthal serves as our chief executive officer as well as a member of our Board of Directors. We believe that these arrangements afford the three independent members of our Board of Directors sufficient resources to supervise management effectively, without being overly engaged in day-to-day operations.

The Board has not designated a lead director. Given the limited number of directors comprising the Board, the independent directors call and plan their executive sessions collaboratively and, between Board meetings, communicate with management and one another directly. Under the circumstances, the directors believe that formalizing a lead director function might detract from, rather than enhance, performance of their responsibilities as directors.

Board Role in Risk Oversight

The Board of Directors is responsible for the oversight of risk management related to the Company and its business and accomplishes this oversight through regular reporting by the audit committee. The Audit Committee assists the Board of Directors by periodically reviewing the accounting, reporting and financial practices of the Company, including the integrity of our financial statements, the surveillance of administrative and financial controls and our compliance with legal and regulatory requirements. Through its regular meetings with management, including the finance and internal audit functions, the Audit Committee reviews and discusses all significant areas of our business, including credit policies, internal controls, accounting policies and procedures and summarizes for the Board of Directors areas of risk and the appropriate mitigating factors.

Board Independence Standards for Directors

To be considered "independent" for purposes of membership to the Company's Board of Directors, the Board must determine that a director has no material relationship to the Company, including any of its subsidiaries, other than as a director. For each director, the Board broadly considers all relevant facts and circumstances. In making its determination, the Board considers the following categories of relationships to be material, thus precluding a determination that a director is "independent": The Board reviews at least annually whether directors meet these Director Independence Standards.

The Board has determined that each of Mr. Lipman, Mr. Kelly, Ms. Barner and Mr. Salute (subject to his election at the Annual Meeting) is “independent” under the independence standards of NASDAQ and applicable Commission rules.

In addition to the foregoing, in order to be considered "independent" under NASDAQ rules for purposes of serving on the Company's Audit Committee or Compensation Committee, a director also may not accept, directly or indirectly, any consulting, advisory or other compensatory fee from the Company, other than as a director, and may not be an "affiliated person" of the Company. Audit Committee members may receive directors' fees and fixed payments for prior service with the Company. The Board has determined that each member of the Audit Committee and each independent member of the Compensation Committee meets these additional independence requirements.

Communications with the Board of Directors

Stockholders can mail communications to the Board of Directors, c/o Jonathan Siegel, Secretary, Patent Properties, Inc., Two High Ridge Park, Stamford, CT 06905 who will forward the correspondence to each addressee.

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Director Nominees Recommended by Stockholders

The Nominating committee will consider director candidates recommended by security holders. The committee uses the same criteria for evaluating candidates nominated by stockholders and self-nominated candidates as it does for those proposed by other Board members, management and search companies. Potential nominees to the Board of Directors are required to have such experience in business or financial matters as would make such nominee an asset to the Board of Directors and may, under certain circumstances, be required to be “independent”, as such term is defined under Rule 5605 of the listing standards of NASDAQ and applicable SEC regulations. Security holders wishing to submit the name of a person as a potential nominee to the Board of Directors must send the name, address, and a brief (no more than 500 words) biographical description of such potential nominee to the Nominating Committee at the following address: Nominating Committee of the Board of Directors, c/o Jonathan Siegel, Secretary, Patent Properties, Inc., Two High Ridge Park, Stamford, CT 06905. Potential director nominees will be evaluated by personal interview, such interview to be conducted by one or more members of the Nominating Committee, and/or any other method the Nominating Committee deems appropriate, which may, but need not, include a questionnaire. The Nominating Committee may solicit or receive information concerning potential nominees from any source it deems appropriate. The Nominating Committee need not engage in an evaluation process unless (i) there is a vacancy on the Board of Directors, (ii) a director is not standing for re-election, or (iii) the Nominating Committee does not intend to recommend the nomination of a sitting director for re-election. Although it has not done so in the past, the Nominating Committee may retain search firms to assist in identifying suitable director candidates.

Code of Ethics

To ensure, among other things, that potential conflicts of interest are avoided or declared, we have adopted a Code of Ethics applying to all of our directors, officers and employees. The Code of Ethics is reasonably designed to deter wrongdoing and promote (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, (ii) full, fair, accurate, timely and understandable disclosure in reports and documents filed with, or submitted to, the Commission and in other public communications made by us, (iii) compliance with applicable governmental laws, rules and regulations, (iv) the prompt internal reporting of violations of the Code of Ethics to appropriate persons identified in the Code of Ethics, and (v) accountability for adherence to the Code of Ethics. A copy of the Code of Ethics is available at the Company's website www.patentproperties.com by clicking on the "Investor Relations" and then "Corporate Governance". Stockholders may also obtain a hard copy of these documents without charge from us by writing or calling: Two High Ridge Park, Stamford, CT 06905, Attn: Secretary, Tel: (203) 461-7200.

Involvement in Certain Legal Proceedings

None of our executive officers or directors has, during the past ten years:

(a)	Had any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

(b)	Been convicted in a criminal proceeding or subject to a pending criminal proceeding;

(c)	Been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities, futures, commodities or banking activities;

(d)	Been found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our Common Stock and other equity securities. These executive officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms filed by such reporting persons.

Based solely on our review of such forms furnished to us, we believe that all filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were complied with during 2014, except, Mr. Siegel, who filed a Form 3 on March 21, 2014 (twenty five days late).

September 2013 Merger

On July 11, 2013, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which, on September 18, 2013 (the “Closing Date”) Walker Digital Holdings, LLC (“Walker Holdings”), a wholly-owned subsidiary of Walker Digital, LLC (“Walker Digital”) became a wholly-owned subsidiary of the Company (the “Merger”). Subsequent to the Closing Date, Walker Holdings changed its name to Inventor Holdings, LLC (“IH LLC”). As a result of the Merger, the Company is now a holding company with its primary operations conducted through IH LLC, as more fully discussed below. Under the transaction, Walker Digital received shares of the Company’s Common Stock and shares of a new Series B Convertible Preferred Stock, resulting in Walker Digital (after giving effect to a resale transaction completed in February 2014) owning approximately 48% of the economic interest and approximately 82% of the voting interest in the Company. Walker Digital may also receive an additional 2,166,667 shares of Common Stock, subject to certain performance conditions as more fully described below under “Transactions with Related Persons, Promoters and Certain Control Persons”.

Prior to the Merger, Walker Digital Licensing and Enforcement (“Walker Licensing”) was a business segment of Walker Digital and was engaged in developing and commercializing patents and other intellectual property assets created by Walker Digital, which was the research and development lab founded and led by Jay Walker. Walker Licensing generated revenues from the granting of intellectual property rights for the use of, or pertaining to, patented technologies. It also monetized its intellectual property through the sale of select patent assets.

Policy and Procedures for the Review of Related Person Transactions

Pursuant to its charter, the Audit Committee is responsible for approving all related-party transactions as defined under Item 404 of Regulation S-K, after reviewing each such transaction for potential conflicts of interest and other improprieties.

Transactions with Related Persons, Promoters and Certain Control Persons

Certain relationships between Walker Digital and our directors and officers are set forth below:

•	Jay Walker is the chairman and founder of Walker Digital and beneficially owns a majority of the issued and outstanding equity interests in Walker Digital.

•	Jonathan Ellenthal was the Chief Executive Officer of Walker Digital Management, LLC, a wholly-owned subsidiary of Walker Digital, and serves as a director for many of Walker Digital’s subsidiaries.

•	Nathaniel J. Lipman was a director of Walker Digital from March 2013 to September 2013.

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Shared Services Agreement.

In connection with the Merger, the Company entered into a Shared Services Agreement (“Shared Services Agreement”) with Walker Digital Management, LLC, which became effective at the closing of the Merger. The cost of such services varies monthly based on the terms of the Shared Services Agreement. The incurred expenses prior to the closing of the Merger, including but not limited to executive compensation, information technology services and supplies, administrative and general services and supplies and rent and utilities, are based either on specific attribution of those expenses or, where necessary and appropriate, based on the Company’s best estimate of an appropriate proportional allocation.

Other Arrangements.

On July 11, 2013, we also entered into standard indemnification agreements, which became effective at the closing of the Merger, with our directors and executive officers.

We have a contingent commitment to issue 2,166,667 shares of Common Stock to Walker Digital if one of the following conditions is satisfied following September 18, 2013, the Closing Date of the consummation of the Merger: (i) the closing price of our Common Stock equals or exceeds $4.25 per share for any 20 trading days within any 30 trading-day period during the first 15 months following the earlier of the date on which (a) the Primary Registration, is first effective, or (b) certain investors become eligible to resell their shares under Rule 144; or (ii) the closing price of our Common Stock equals or exceeds $5.50 per share for any 20 trading days within any 30 trading-day period during the first 24 months following the earlier of the date on which (a) the Primary Registration is first effective or (b) the selling stockholders named herein become eligible to resell the shares being registered herein, under Rule 144.

DIRECTOR COMPENSATION

The following summary describes compensation for non-employee directors.

In September 2013, the Board of Directors adopted the Board Compensation Plan pursuant to which certain members of our Board are entitled to receive the following compensation. (In November 2014 the Board amended the Board Compensation Plan to provide that non-management, non-independent directors are also compensated, as set forth below.)

Annual Cash Retainer (payable quarterly):

Executive Chairman	$200,000
Board Member (Independent and Non-management, Not Independent)	$50,000

Supplemental Fees for Committee Members and Chairs (payable quarterly):

Executive Committee Member (Independent)	$100,000
Audit Committee Chair (Independent)	$25,000
Audit Committee Member (Independent)	$10,000
Committee Member (Independent and Non-management, Not Independent)	$10,000

Supplemental Fees for Committee Members and Chairs:

If the Company holds Board or Committee meetings in addition to the regularly scheduled quarterly meetings, independent Board members will be compensated $2,500 for in-person attendance and $1,000 for telephonic attendance at such additional meetings.

Fiscal 2013 Stock Option Grants:

Executive Committee Member (Independent)	100,000 shares of Common Stock
Board Member (Independent)	50,000 shares of Common Stock
Committee Chair (Independent)	20,000 shares of Common Stock

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Expense Reimbursement Policy:

The Company shall also reimburse its Board members for ordinary and necessary out of pocket expenses (e.g., travel, hotel, and meals) incurred in connection with Board activities.

Management Directors. Directors who are employees of the Company receive no additional compensation for service as directors. Mr. Ellenthal is the only director of the Company who is also an employee.

The following table sets forth compensation information regarding the Company's non-employee directors in fiscal 2014:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensa- tion ($)	Change in Pension Value and Nonqualified Deferred Compensa- tion Earnings ($)	All Other Compensa- tion ($)	Total ($)
Sharon Barner(1)	$71,000	—	$—	—	—	—	$71,000
Robert Kelly(1)	76,000	—	—	—	—	—	76,000
Richard J. Salute(2)	—	—	—	—	—	—	—
Nathaniel J. Lipman(1)	161,000	—	—	—	—	—	161,000
Harvey W. Schiller(3)	178,833	—	—	—	—	—	178,833
Jay S. Walker(1)	200,000	—	—	—	—	—	200,000

(1)	These amounts represent the Annual Cash Retainer for Board Service and the Supplemental Fees for Committee Members and Chairs.

(2)	Assuming election of our director nominees, after the Annual Meeting Mr. Salute will become a director of the Company, accordingly, no fees were paid to him in fiscal 2014.

(3)	Dr. Schiller was paid $159,000 as an employee of the Company from January 1, 2014 until September 18, 2014. Dr. Schiller received $19,833 for services as a director in fiscal 2014.

OWNERSHIP OF SHARES

The Company has two classes of stock outstanding, its common stock and its Series B Convertible Preferred Stock. Shares of Series B Convertible Preferred Stock are convertible on a one-for-one basis into shares of our common stock. The holders of the Company’s common stock are entitled to one vote per share of common stock held on all matters submitted to a vote of stockholders, and holders of Series B Convertible Preferred Stock are entitled to cast an aggregate of 80% of the total votes that may be cast on all matters presented to the stockholders. The holders of the our common stock have equal rights to receive dividends, when and if declared by our Board of Directors, out of funds legally available for such purpose, and holders of our Series B Convertible Preferred Stock will receive the equivalent amount of any dividends as the holders of our common stock, on an as converted basis. In the event of liquidation, holders of our common stock are entitled to share ratably in our net assets available for distribution to stockholders, and holders of Series B Convertible Preferred Stock will receive the equivalent amount of liquidation proceeds as the holders of our common stock, on an as converted basis. The table below sets forth the number and percentage of shares of our common stock owned as of March 9, 2015, by the following persons: (i) stockholders known to us who own 5% or more of our outstanding shares, (ii) each of our directors and named officers, and (iii) our directors and named officers as a group.

Except as otherwise set forth below, the address of each of the persons listed below is Patent Properties, Inc., Two High Ridge Park, Stamford, CT 06905. Unless otherwise indicated, the common stock beneficially owned by a holder includes shares owned by a spouse, minor children and relatives sharing the same home, as well as entities owned or controlled by the named person, and also includes options to purchase shares of our common stock exercisable within 60 days that have been granted under our incentive stock plans.

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Title of Class	Name of Beneficial Owner	Amount Beneficially Owned(1)		Percent of Class

Common Stock	Walker Digital, LLC	29,405,261	(2)	82.3%

Series B Convertible Preferred Stock	Walker Digital, LLC	14,999,000	(3)	100%

Common Stock	Genesis Capital Advisors, LLC	1,708,829	(4)	1.6%

Common Stock	IP Navigation Group LLC	1,445,000	(5)	1.4%

Common Stock	Del Mar Asset Management LP	2,685,567	(6)	2.4%

Common Stock	Jay S. Walker	29,405,261	(7)	82.2%

Series B Convertible Preferred Stock	Jay S. Walker	14,999,000	(7)	100%

Common Stock	Jonathan Ellenthal	333,333	(8)	*

Common Stock	Jonathan A. Siegel	141,666	(9)	*

Common Stock	Kara B. Jenny	—		—

Common Stock	Sharon Barner	16,666	(10)	*

Common Stock	Nathaniel J. Lipman	50,000	(11)	*

Common Stock	Robert Kelly	23,333	(12)	*

Common Stock	Harvey W. Schiller	506,153	(13)	*

Common Stock	All directors and executive officers as a group (8 persons)	30,476,412	(14)	83.3%

*	Less than 0.1%.

†	Voting power represents the combined voting power of Common Stock and Series B Convertible Preferred Stock owned beneficially by such person or persons on March 9, 2015. All shares of Series B Convertible Preferred Stock will vote together with the Common Stock on all matters to which stockholders are entitled to vote. The holder of the Series B Convertible Preferred Stock is entitled to cast 80% of the total votes that may be cast with respect to any such matter.

(1)	The number of shares of Common Stock includes shares owned and exercisable options (including options that will be exercisable within 60 days after March 9, 2015 (i.e. by May 8, 2015).

(2)	Includes shares owned beneficially or deemed to be owned beneficially by Walker Digital, LLC and with respect to which may be deemed to have shared voting and investment power with Jay S. Walker as follows:

(a)	2,358,500 shares of Common Stock; and

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(b)	14,999,000 shares of Series B Convertible Preferred Stock, which are convertible at the option of the holder thereof, at any time and from time to time, into an equal number of shares of our Common Stock. As a result, of the voting power of the Series B Convertible Preferred Stock, Walker Digital may be deemed to beneficially own an additional 12,047,762 shares of Common Stock due to the voting power conferred upon such holder by the Series B Convertible Preferred Stock it holds.

(3)	Each share of Series B Convertible Preferred Stock, is convertible at the option of the holder thereof, at any time and from time to time, into one share of Common Stock. All shares of Series B Convertible Preferred Stock will vote together with the Common Stock on all matters to which stockholders are entitled to vote. The holder of the Series B Convertible Preferred Stock is entitled to cast 80% of the total votes that may be cast with respect to any such matter.

(4)	Based on a Schedule 13D filed by Genesis Opportunity Fund, LP on April 9, 2012. Represents 1,535,529 shares of Common Stock held by Genesis Opportunity Fund, L.P. and 173,300 shares of Common Stock held by Genesis Asset Opportunity Fund, L.P. Genesis Capital Advisors LLC is the investment manager of each of Genesis Opportunity Fund, L.P. and Genesis Asset Opportunity Fund L.P. Each of Ethan Benovitz and Daniel Saks are managing members of Genesis Capital Advisors LLC and share voting and dispositive power over the securities held by Genesis Opportunity Fund, L.P. and Genesis Asset Opportunity Fund L.P. As set forth in the Schedule 13D each of Ethan Benovitz and Daniel Saks have disclaimed beneficial ownership of such securities. The business address of Genesis Capital Advisors LLC is 1212 Avenue of the Americas, 19th Floor, New York, NY 10036.

(5)	The business address of IP Navigation Group, LLC is Chateau Plaza, 2515 McKinney Ave., Suite 1000, Dallas, TX 75201.

(6)	Based upon a Form 4 filed by Del Mar Asset Management, LP on February 26, 2014. Represents 2,098,900 shares of Common Stock held by Del Mar Master Fund, Ltd., a Cayman Islands exempted company (the "Master Fund") and 458,863 shares of Common Stock held by RockMaple Concetrated Alpha Trust, a Cayman Islands exempt company ("RockMaple"). David Freelove is the managing member of Del Mar Management, LLC, a Delaware limited liability company (the "GP"). The GP is the general partner of Del Mar Asset Management, LP, a Delaware limited liability company ("DMAM"), and as such, directs DMAM's operations. DMAM serves as the investment manager of the Master Fund. Mr. Freelove has sole voting or investment control over shares held by RockMaple. The business address of Del Mar Asset Manaement, LP is One Grand Central Place, 60 East 42nd Street, Suite 450, New York, NY 10165.

(7)	Includes shares owned beneficially or deemed to be owned beneficially by Jay S. Walker and with respect to which may be deemed to have shared voting and investment power with Walker Digital, LLC as follows:

(a)	2,358,500 shares of Common Stock; and

(b)	14,999,000 shares of Series B Convertible Preferred Stock, which are convertible at the option of the holder thereof, at any time and from time to time, into an equal number of shares of our Common Stock. As a result, of the voting power of the Series B Convertible Preferred Stock, Walker Digital may be deemed to beneficially own an additional 12,047,762 shares of Common Stock due to the voting power conferred upon such holder by the Series B Convertible Preferred Stock it holds.

(8)	Includes shares owned beneficially or deemed to be owned beneficially by Jonathan Ellenthal as follows:

(a)	333,333 shares of Common Stock underlying stock options; and

(b)	excludes Mr. Ellenthal's 5% ownership in Walker Digital, LLC.

(9)	Represents shares of Common Stock underlying stock options owned beneficially or deemed to be owned beneficially by Jonathan Siegel.

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(10)	Represents shares of Common Stock underlying stock options owned beneficially or deemed to be owned beneficially by Sharon Barner.

(11)	Represents shares of Common Stock underlying stock options owned beneficially or deemed to be owned beneficially by Nathaniel J. Lipman.

(12)	Represents shares of Common Stock underlying stock options owned beneficially or deemed to be owned beneficially by Robert Kelly.

(13)	Includes shares owned beneficially or deemed to be owned beneficially by Harvey W. Schiller as follows:

(a)	381,163 shares of Common Stock directly and with respect to which he as sole voting and investment power; and

(b)	125,000 shares of Common Stock underlying stock options.

(14)	See notes (1) and (7) through (13).

SUMMARY COMPENSATION TABLE

The following table sets forth the cash and other compensation paid by us to certain of our executive officers, whom we collectively refer to as the "named executive officers", for the periods indicated. No other executive officer received total compensation greater than $100,000 in 2014.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	All Other Compen- sation ($)	Total ($)
Jonathan Ellenthal	2014	$400,000	$113,973	$—	$—	$—	$513,973
Chief Executive Officer	2013	471,591	500,000	—	2,240,000	—	3,211,591

Jonathan A. Siegel(2)	2014	307,591	—	—	1,049,750	—	1,357,341
Chief Administrative
Officer, General Counsel and Secretary

Kara B. Jenny(3)	2014	196,959	—	—	602,000	—	798,959
Chief Financial Officer

(1)	Reflects the aggregate grant date fair value of stock options granted in the respective fiscal year to the Named Executive Officers computed in accordance with ASC Topic 718.

(2)	Mr. Siegel became Chief Administrative Officer, General Counsel and Secretary when he joined the Company in February 2014. Mr. Siegel's annual salary is $350,000.

(3)	Ms. Jenny became Chief Financial Officer when she joined the Company in May 2014. Ms. Jenny has an annual salary of $329,000.

Employment Agreements

The material terms of each Named Executive Officer's employment agreement are described below:

Jonathan Ellenthal. Mr. Ellenthal's compensation in fiscal 2014 was paid pursuant to an employment agreement which provides for Mr. Ellenthal's employment as the Company's Chief Executive Officer and Vice Chairman through September 18, 2016, unless earlier terminated. Under the terms of the agreement, Mr. Ellenthal received a base salary of $400,000 for fiscal 2014. In fiscal 2014 Mr. Ellenthal was eligible for a target incentive bonus compensation of $113,973, which is 100% of his pro-rated target incentive bonus compensation for the period between September 18, 2013 and December 31, 2013. Mr. Ellenthal's has an annual bonus opportunity with a target of 100% of his annual base salary and received a one-time grant of stock options to purchase 1,000,000 shares of our Common Stock pursuant to our Incentive Plan.

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Jonathan A. Siegel. We have entered into an employment agreement and non-competition and confidentiality agreement with Jonathan Siegel, our Chief Administrative Officer, General Counsel and Secretary. Pursuant to that employment agreement, Mr. Siegel will be entitled to an annual base salary of $350,000, an annual bonus opportunity with a target of 50% of his annual base salary commencing in 2015 and options to purchase 500,000 shares of our common stock pursuant to our Incentive Plan.

Kara B. Jenny. We have entered into an employment agreement and non-competition and confidentiality agreement with Kara Jenny, our Chief Financial Officer. Pursuant to that employment agreement, Ms. Jenny will be entitled to an annual base salary of $329,000, an annual bonus opportunity with a target of 30% of her annual base salary and options to purchase 300,000 shares of our common stock pursuant to our Incentive Plan. Ms. Jenny received a bonus in the amount of $48,939 that was earned for the period between May 27, 2014 and December 31, 2014 and paid in 2015.

Amended and Restated 2006 Long-Term Incentive Plan

As of December 31, 2014, 979,342 shares remain eligible to be issued under the Amended and Restated 2006 Long-Term Incentive Plan (the “Incentive Plan”) and 3,628,000 options to purchase shares were outstanding. The Compensation Committee has the authority to determine the amount, type and terms of each award, but may not grant awards under the Incentive Plan, in any combination, for more than 1,000,000 shares of our common stock to any individual during any calendar year.

The Incentive Plan is administered by the Compensation Committee, or in the absence of the Compensation Committee, the entire Board. The Compensation Committee has sole authority to interpret the Incentive Plan and set the terms of all awards, including, without limitation, determining the performance goals associated with performance-based awards, determining the recipients of awards, determining the types of awards to be granted, and making policies and procedures relating to administration of the Incentive Plan.

The purpose of the Incentive Plan is to allow us to continue to provide incentives to such participants who are responsible for our success and growth, assist us in attracting, rewarding and retaining employees of experience and ability, facilitate the completion of strategic acquisitions, link incentives with increases in stockholder value and to further align participants’ interests with those of other stockholders. In general, the Incentive Plan empowers us to grant stock options and stock appreciation rights, and performance-based cash and stock and other equity based awards, including restricted stock and restricted stock units to employees, officers, directors, advisors and consultants. The Incentive Plan will also continue to allow us to grant performance-based compensation awards that meet the requirements of Section 162(m) of the Internal Revenue Code, thereby preserving our ability to receive tax deductions for the awards.

The Incentive Plan may be amended, suspended or terminated by the Board, except that (a) no amendment shall be made that would impair the rights of any participant under any award theretofore granted without the participant’s consent, and (b) no amendment shall be made which, without the adoption of our stockholders, would (i) materially increase the number of shares that may be issued under the Incentive Plan, except as the Compensation Committee may appropriately make adjustments; (ii) materially increase the benefits accruing to the participants under the Incentive Plan; (iii) materially modify the requirements as to eligibility for participation in the Incentive Plan; (iv) decrease the exercise price of an option to less than 100% of the Fair Market Value (as defined under the Incentive Plan) per share of common stock on the date of grant thereof; or (v) extend the term of any option beyond ten years.

No award may be granted under the Incentive Plan after December 5, 2016.

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Outstanding Equity Awards at Fiscal Year-End

The following table presents information regarding unexercised option awards for each Named Executive Officer as of the end of the fiscal year ended December 31, 2014:

Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date
Jonathan Ellenthal	11/15/2013	333,333	666,667	$4.05	11	/15/2023

Jonathan A. Siegel	2/14/2014	—	425,000	3.60	2	/14/2024

Kara B. Jenny	5/27/2024	—	300,000	3.20	5	/27/2024

(1)	Stock options become exercisable or vest in thirds beginning on the first anniversary of the grant date and the next two anniversaries of the grant date thereafter, assuming continued employment and subject to possible acceleration upon the occurrence of certain events, and stock options expire ten years from the grant date.

Additionally, we have entered into agreements with certain of our current directors and officers pursuant to which we have agreed to issue options to them. We received shareholder approval to increase the number of shares of our common stock available for issuance under the Incentive Plan prior to issuing these options. The following table contains information about our common stock that may be issued under our equity compensation plans as of December 31, 2014:.

Equity Compensation Plan Information

	Equity Compensation Plan Information
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options (a)	Weighted Average Exercise Price of Outstanding Options (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders (1)	3,628,000	$3.64	979,942	(2)

Equity compensation plans not approved by security holders	—	—	—

Total	3,628,000	$3.64	979,942

(1)	Our Amended and Restated 2006 Long-Term Incentive Plan was adopted by our stockholders on July 24, 2008.

(2)	The number of securities remaining available for future issuances includes 979,342 shares available under our Amended and Restated 2006 Long-term Incentive Plan.

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Audit Committee Report

The role of the audit committee is to assist the Board of Directors in its oversight of our financial reporting process. As set forth in the charter, our management is responsible for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing our financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

In the performance of this oversight function, the audit committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2014 with management, and has discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with audit committee, as currently in effect. The audit committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with audit committees, as currently in effect, and has discussed with the independent auditors the independent auditors’ independence; and based on the review and discussions referred above, the audit committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 for filing with the SEC.

The members of the audit committee are not professionally engaged in the practice of auditing or accounting, are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the audit committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the audit committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the audit committee’s consideration and discussions referred to above do not assure that the audit of our financial statements has been carried out in accordance with generally accepted accounting principles or that our auditors are in fact “independent.”

Based upon the reports, review and discussions described in this report, and subject to the limitations on the role and responsibilities of the audit committee referred to above and in the audit committee charter, the audit committee recommended to our Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2014, filed with the SEC.

THE AUDIT COMMITTEE
Robert Kelly
Nathaniel J. Lipman
Sharon Barner

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APPROVAL OF THE PATENT PROPERTIES, INC.

AMENDED AND RESTATED LONG-TERM INCENTIVE PLAN, EFFECTIVE MARCH 2, 2015

(Item 2)

BACKGROUND

The Company has relied on the GlobalOptions Group, Inc. Amended and Restated 2006 Long-term Incentive Plan (the "2006 Plan") as a means of attracting, retaining, motivating and rewarding officers, other employees and consultants and further aligning their interests with those of the Company's other stockholders. As of March 9, 2015, there were less than 980,000 shares of Common Stock remaining available for grant under the 2006 Plan. The 2006 Plan will expire in 2016.

On March 2, 2015 the Board of Directors adopted amendments to the 2006 Plan that are reflected in The Patent Properties, Inc. Amended and Restated Long-term Incentive Plan, effective March 2, 2015 (the "2015 Plan"), as set forth in Exhibit A to this Proxy Statement. The Board of Directors is proposing for stockholder approval the 2015 Plan. The 2015 Plan would principally:

•	Increase by 1,000,000 the aggregate number of shares of Common Stock that may be delivered under the 2015 Plan;

•	Extend the exercise period for non-qualified stock options and stock appreciation rights after a participant's termination of service without cause;

•	Extend the term of the Plan from December 5, 2016, to until 10 years after the date on which stockholders approve the amendment and restatement (the vote is scheduled to take place on May 6, 2015); and

•	reflect the change in the Company's name to Patent Properties, Inc.

The 2015 Plan is intended to allow the Company to continue to provide incentives which will attract, motivate and reward highly-competent people as officers, directors, employees of the Company and consultants by providing them with opportunities to acquire shares of Common Stock. In addition, the 2015 Plan is intended to assist in further aligning the interests of the Company's officers, directors and employees with those of its other stockholders.

The 2015 Plan provides the Compensation Committee with the flexibility to grant awards that can be administered flexibly to carry out the purposes of the plan and to enable the Compensation Committee to keep pace with changing developments in management compensation and remain competitive with those companies that offer creative incentives to attract and retain officers and employees. In March 2015, the Compensation Committee granted stock options and it expects a majority of awards under the 2015 Plan will be in the form of stock options.

The Board of Directors recommends a vote FOR the proposal to approve the Patent Properties, Inc. 2015 Long-term Incentive Plan. Proxies received by the Board will be so voted unless a contrary choice is specified in the proxy.

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AUTHORIZATION OF REVERSE STOCK SPLIT

(Item 3)

BACKGROUND

The Board of Directors has been granted the authority to effect a Reverse Stock Split of the Company’s Common Stock, as described below. If the Board of Directors decides to implement the Reverse Stock Split, it will become effective through an Amendment to the Company's Certificate of Incorporation.

The Reverse Stock Split amendment permits (but does not require) the Board of Directors to effect a reverse stock split of the Company’s Common Stock by a ratio of not less than one-for-two (1:2) and not more than one-for-five (1:5), with the exact ratio to be set at a whole number within this range as determined by the Board of Directors in its sole discretion. We believe that enabling the Board of Directors to set the ratio within the stated range will provide us with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for our stockholders. In determining a ratio, if any, the Board of Directors may consider, among other things, factors such as:

•	the initial listing requirements of any market or exchange the Company may consider applying to be listed upon;

•	the historical trading price and trading volume of our Common Stock;

•	the number of shares of our Common Stock outstanding;

•	the then-prevailing trading price and trading volume of our Common Stock and the anticipated impact of the Reverse Stock Split on the trading market for our Common Stock;

•	the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs; and

•	prevailing general market and economic conditions.

The Board of Directors reserves the right to elect to abandon the Reverse Stock Split, including any or all proposed reverse stock split ratios, if it determines, in its sole discretion, that the Reverse Stock Split is no longer in our best interests and the best interests of our stockholders.

Depending on the ratio for the Reverse Stock Split determined by the Board of Directors, no less than two and no more than five shares of existing Common Stock, as determined by the Board of Directors, will be combined into one share of Common Stock. The Amendment to the Certificate of Incorporation to effect the Reverse Stock Split, if any, will include only the reverse stock split ratio determined by the Board of Directors to be in the best interests of our stockholders and all of the other proposed amendments at different ratios will be abandoned. In addition, our current authorized capitalization will remain unchanged at 100 million shares of Common Stock with a par value of $0.001, and 15,000,000 shares of preferred stock with a par value of $0.001 per share. Only shares of the Company’s outstanding Common Stock will be subject to the Reverse Stock Split.

Background and Reasons for the Reverse Stock Split; Potential Consequences of the Reverse Stock Split

The primary purpose for the Reverse Stock Split is to increase the market price of our Common Stock to enhance our ability to meet the initial listing requirements of a national securities exchange, and to make our Common Stock more attractive to a broader range of institutional and other investors. In addition to increasing the market price of our Common Stock, the Reverse Stock Split would also reduce certain of our costs and may facilitate trading or reduce costs, as discussed below. Accordingly, for these and other reasons discussed below, we believe that effecting the Reverse Stock Split is in our and our stockholders’ best interests.

We believe that the Reverse Stock Split will enhance our ability to obtain an initial listing on the NYSE MKT (the “NYSE MKT”) or the NASDAQ Capital Market (“NASDAQ”). One of the NYSE MKT and NASDAQ listing requirements is that the bid price of our Common Stock is at a specified minimum per share. Reducing the number of outstanding shares of our Common Stock should, absent other factors, increase the per share market price of our Common Stock, although we cannot provide any assurance that our minimum bid price would, following the Reverse Stock Split, remain over the minimum bid price requirement of any such stock exchange.

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Additionally, we believe that the Reverse Stock Split will make our Common Stock more attractive to a broader range of institutional and other investors, as we have been advised that the current market price of our Common Stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. We believe that the Reverse Stock Split will make our Common Stock a more attractive and cost-effective investment for many investors, which will enhance the liquidity of the holders of our Common Stock.

Reducing the number of outstanding shares of our Common Stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our Common Stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our Common Stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our Common Stock will increase (proportionately to the reduction in the number of shares of our Common Stock after the Reverse Stock Split or otherwise) following the Reverse Stock Split or that the market price of our Common Stock will not decrease in the future. Accordingly, the total market capitalization of our Common Stock after the Reverse Stock Split could be lower or higher than the total market capitalization before the Reverse Stock Split.

Procedure for Implementing the Reverse Stock Split

The Reverse Stock Split will become effective upon the filing (the “Split Effective Time”) of a certificate of Certificate of Amendment with the Secretary of State of the State of Delaware. The exact timing of the filing of the Certificate of Amendment that will effect the Reverse Stock Split will be determined by the Board of Directors based on its evaluation as to when such action will be the most advantageous to us and our stockholders. In addition, the Board of Directors reserves the right to elect not to proceed with the Reverse Stock Split if, at any time prior to filing the Certificate of Amendment, the Board of Directors, in its sole discretion, determines that it is no longer in our best interests and the best interests of our stockholders to proceed with the Reverse Stock Split.

Effect of the Reverse Stock Split on Holders of Outstanding Common Stock

Depending on the ratio for the Reverse Stock Split determined by the Board of Directors, a minimum of two and a maximum of five shares of existing Common Stock will be combined into one new share of Common Stock. Based on 20,741,572 shares of Common Stock issued and outstanding as of March 9, 2015, immediately following the Reverse Stock Split the Company would have approximately 10,370,786 shares of Common Stock issued and outstanding (without giving effect to rounding for fractional shares) if the ratio for the Reverse Stock Split is one-for-two (1:2), and approximately 4,148,314 shares of Common Stock issued and outstanding (without giving effect to rounding for fractional shares) if the ratio for the Reverse Stock Split is one-for-five (1:5). Any other ratio selected within such range would result in a number of shares of Common Stock issued and outstanding (without giving effect to rounding for fractional shares) following the transaction between approximately 4,148,314 and 10,370,786 shares. Fractional shares will not be issued. Instead, we will issue a full share of post-Reverse Stock Split Common Stock to any stockholder who would have been entitled to receive a fractional share of Common Stock as a result of the Reverse Stock Split. The purpose of such rounding up is to save the Company the trouble, expense and inconvenience of issuing fractional shares and not to give any particular group of stockholders an increased interest in our assets or earnings or profits.

The actual number of shares issued after giving effect to the Reverse Stock Split, if implemented, will depend on the reverse stock split ratio that is ultimately determined by the Board of Directors.

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The Reverse Stock Split will affect all holders of our Common Stock uniformly and will not affect any stockholder’s percentage ownership interest in us, except to the extent the Reverse Stock Split would result in fractional shares, as described above. In addition, the Reverse Stock Split will not affect any stockholder’s proportionate voting power, except to the extent the Reverse Stock Split would result in fractional shares, as described above.

The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of Common Stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

After the Split Effective Time, our Common Stock will have new Committee on Uniform Securities Identification Procedures (CUSIP) numbers, which are numbers used to identify our equity securities, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP numbers by following the procedures described below. After the Reverse Stock Split, we will continue to be subject to the periodic reporting and other requirements of the Exchange Act. We expect that our Common Stock will continue to be quoted on the OTCQB or other applicable tiers of the OTC markets under the symbol “PPRO” subject to any decision of the Board of Directors to list our securities on a stock exchange and approval by such exchange of the listing.

Beneficial Holders of Common Stock (i.e., stockholders who hold in street name)

Upon the implementation of the Reverse Stock Split, we intend to treat shares held by stockholders through a bank, broker, custodian or other nominee in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our Common Stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. Stockholders who hold shares of our Common Stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Registered “Book-Entry” Holders of Common Stock (i.e., stockholders that are registered on the transfer agent’s books and records but do not hold stock certificates)

Certain of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive shares of post-Reverse Stock Split Common Stock.

Holders of Certificated Shares of Common Stock

Stockholders holding shares of our Common Stock in certificated form will be sent necessary instructions by our transfer agent after the Split Effective Time indicating how a stockholder should surrender his, her or its certificate(s) representing shares of our Common Stock (the “Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Stock Split Common Stock (the “New Certificates”). No New Certificates will be issued to a stockholder until such stockholder has surrendered all Old Certificates to our transfer agent in accordance with its instructions. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Stockholders will then receive a New Certificate(s) representing the number of whole shares of Common Stock that they are entitled to as a result of the Reverse Stock Split. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of whole shares of post-Reverse Stock Split Common Stock to which these stockholders are entitled. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates. If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate(s). Stockholders should not destroy any stock certificate(s) and should not submit any stock certificate(s) until requested to do so.

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Effect of the Reverse Stock Split on Employee Plans, Options, Restricted Stock Awards and Units, Warrants, and Convertible or Exchangeable Securities

Based upon the reverse stock split ratio determined by the Board of Directors, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrants, convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of Common Stock. This would result in approximately the same aggregate price being required to be paid under such options, warrants, convertible or exchangeable securities upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise, exchange or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares deliverable upon settlement or vesting of restricted stock awards will be similarly adjusted. The number of shares reserved for issuance pursuant to these securities will be proportionately based upon the reverse stock split ratio determined by the Board of Directors.

Accounting Matters

This proposed Certificate of Amendment will not affect the par value of our Common Stock per share. As a result, as of the Split Effective Time, the stated capital attributable to Common Stock and the additional paid-in capital account on our balance sheet will not change due to the Reverse Stock Split. Reported per share net income or loss will be higher because there will be fewer shares of Common Stock outstanding.

U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain material U.S. federal income tax consequences of the Reverse Stock Split to a stockholder that is a “United States person,” (hereinafter a “U.S. stockholder”) as defined in the Internal Revenue Code of 1986, as amended (the “Code”). It does not purport to be a complete discussion of all of the possible U.S. federal income tax consequences of the Reverse Stock Split and is included for general information only. Further, it does not address any state, local or foreign income or other tax consequences. For example, the state and local tax consequences of the Reverse Stock Split may vary significantly as to each U.S. stockholder, depending upon the state in which such stockholder resides or does business. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. In addition, the discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our Common Stock through such entities. The discussion below is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the shares exchanged (or deemed exchanged) pursuant to the Reverse Stock Split were, and the new shares received (or deemed received) pursuant to the Reverse Stock Split will be, held as a “capital asset,” as defined in the Code (generally, property held for investment). The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with his or her own tax advisor with respect to the tax consequences of the Reverse Stock Split.

No gain or loss should be recognized by a U.S. stockholder upon such stockholder’s exchange (or deemed exchange) of old shares for new shares pursuant to the Reverse Stock Split. The aggregate tax basis of the new shares received (or deemed received) in the Reverse Stock Split (including any fraction of a new share deemed to have been received) will be the same as such stockholder’s aggregate tax basis in the old shares being exchanged (or deemed exchanged).

The above discussion regarding the U.S. federal income tax consequences of the Reverse Stock Split is not binding on the Internal Revenue Service or the courts. Accordingly, each stockholder should consult with his or her own tax advisor with respect to all of the potential tax consequences of the Reverse Stock Split under that stockholder’s particular circumstances.

The Board of Directors recommends a vote FOR the proposal to approve the Reverse Stock Split.
Proxies received by the Board will be so voted unless a contrary choice is specified in the proxy.

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RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

(Item 4)

The audit committee has selected Marcum, LLP to serve as our independent accountants for the year ending December 31, 2015. A representative of Marcum, LLP is expected to be present by teleconference at the annual meeting and will have an opportunity to make a statement if he or she so desires. The representative also is expected to be available to respond to appropriate questions from stockholders.

If stockholders fail to ratify the appointment, the audit committee will reconsider its appointment of Marcum, LLP.

Services and Fees of Independent Accountants

The following chart sets forth public accounting fees paid to Marcum, LLP during the years ended December 31, 2014 and 2013:

Marcum, LLP

	2014	2013
Audit Fees	$138,000	$155,000
Audit-Related Fees	34,000	80,000
Tax Fees	48,000	—
All Other Fees	—	—
Total	$220,000	$235,000

Audit fees were for professional services for the audit of our annual financial statements and the review of the financial statements included in our quarterly reports on Forms 10-Q, and services that are normally provided by Marcum, LLP in connection with statutory and regulatory filings or engagements for that fiscal year.

Audit-related fees consist of services by Marcum, LLP that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under Audit Fees. We incurred these fees in connection with the preparation of registration statements and our Current Report on Form 8-K/A filed in September 2013. Audit-related fees also included out of pocket expenses incurred during the course of performing audit or review of our financial statements for the respective fiscal year.

Marcum, LLP did not bill any other fees for services rendered to us during the fiscal year ended December 31, 2013 for tax services in connection with the audit or review of our financial statements.

Pre-Approval of Services

The audit committee appoints the independent accountant each year and pre-approves the audit services. The audit committee chair is authorized to pre-approve specified non-audit services for fees not exceeding specified amounts, if he promptly advises the other audit committee members of such approval. All of the services described under the caption “Audit Fees” were pre-approved.

The Board of Directors recommends a vote FOR the proposal to ratify the appointment of Marcum, LLP as independent auditors of the Company for the fiscal year ending December 31, 2015. Proxies received by the Board will be so voted unless a contrary choice is specified in the proxy.

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GENERAL

Management does not know of any matters other than those stated in this Proxy Statement that are to be presented for action at the meeting. If any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted on any such other matters in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

We will bear the cost of preparing, printing, assembling and mailing the proxy, Proxy Statement and other material that may be sent to stockholders in connection with this solicitation. It is contemplated that brokerage houses will forward the proxy materials to beneficial owners at our request. In addition to the solicitation of proxies by use of the mails, officers and regular employees of Patent Properties may solicit proxies without additional compensation, by telephone or other electronic means. We may reimburse brokers or other persons holding stock in their names or the names of their nominees for the expenses of forwarding soliciting material to their principals and obtaining their proxies.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other documents with the SEC under the Exchange Act. Patent Properties’ SEC filings made electronically through the SEC's EDGAR system are available to the public at the SEC's website at http://www.sec.gov .. You may also read and copy any document we file with the SEC at the SEC's public reference room located at 100 F Street, N.E., Washington, D.C. 20549-1004. Please call the SEC at (800) SEC-0330 for further information on the operation of the public reference room.

We will only deliver one Proxy Statement to multiple security holders sharing an address unless we have received contrary instructions from one or more of the security holders. Upon written or oral request, we will promptly deliver a separate copy of this Proxy Statement and any future annual reports and proxy or information statements to any security holder at a shared address to which a single copy of this Proxy Statement was delivered, or deliver a single copy of this Proxy Statement and any future annual reports and proxy or information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the Company at following address: Jonathan Siegel, Secretary, Patent Properties, Inc., Two High Ridge Park, Stamford, CT 06905.

Patent Properties will provide without charge to each person being solicited by this Proxy Statement, on the written request of any such person, a copy of our Annual Report on Form 10-K for the year ended December 31, 2014 (as filed with the SEC), including the financial statements contained therein. All such requests should be directed to Jonathan Siegel, Secretary, Patent Properties, Inc., Two High Ridge Park, Stamford, CT 06905.

OTHER MATTERS TO BE PRESENTED AT THE ANNUAL MEETING

The Company did not have notice, as of December 22, 2014, of any matter to be presented for action at the Annual Meeting, except as discussed in this Proxy Statement. The persons authorized by the accompanying form of proxy will vote in their discretion as to any other matter that comes before the Annual Meeting.

STOCKHOLDER PROPOSALS

The annual meeting of stockholders for the fiscal year ending December 31, 2015 is expected to be held in May 2016. Any stockholder proposal intended to be included in our proxy statement and form of proxy for presentation at the 2016 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act must be received by us not later than December 22, 2015. As to any proposal submitted for presentation at the 2016 annual meeting outside the processes of Rule 14a-8, the proxies named in the form of proxy for the 2016 annual meeting will be entitled to exercise discretionary authority on that proposal unless we receive notice of the matter on or before [45 days before 2015 mail date], 2016.

By Order of the Board of Directors,
/s/ Jonathan A. Siegel

Jonathan A. Siegel
Chief Administrative Officer, General
Counsel and Secretary

Dated: April [9], 2015

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EXHIBIT A

PATENT PROPERTIES, INC.

AMENDED AND RESTATED

LONG-TERM INCENTIVE PLAN

ARTICLE I

ESTABLISHMENT, PURPOSE AND TYPES OF AWARDS

Patent Properties, Inc., a Delaware corporation (the “Company”), hereby amends and restates the Patent Properties, Inc. 2006 Long-Term Incentive Plan originally effective December 5, 2006 (the “2006 Plan”) and hereby amended and restated effective March 2, 2015 (the “Plan”). The general purposes of the Plan are to promote the long-term financial interest of the Company, including growth in the value of the Company’s equity and enhancement of long-term stockholder return, by: (i) attracting and retaining persons eligible to participate in the Plan; (ii) motivating Plan participants, by means of appropriate incentives, to achieve long-range goals; (iii) providing incentive compensation opportunities that are competitive with those of other similar companies; and (iv) further aligning Plan participants’ interests with those of other stockholders of the Company through compensation that is based on the Company’s Common Stock, as defined below. As of the effective date of this Plan, no further shares of Common Stock shall be issued under the 2006 Plan and any shares of Common Stock then available for issuance under such prior plan shall be included in the shares of Common Stock available for issuance pursuant to this Plan as provided in Article 4 hereof.

ARTICLE II

DEFINITIONS

Under the Plan, except where the context otherwise indicates, the following definitions apply:

2.1 “Affiliate” means any entity, whether now or hereafter existing, which controls, is controlled by, or is under common control with, the Company (including, but not limited to, subsidiaries, joint ventures, limited liability companies, and partnerships), as determined by the Committee.

2.2 “Award” means any stock Option, Stock Appreciation Right, Stock Award, Restricted Stock Unit, Performance Award, or other awards relating to the Common Stock or other securities of the Company granted pursuant to the provisions of the Plan.

2.3 “Board” means the Board of Directors of the Company.

2.4 “Change in Control” shall be deemed to have occurred if: (1) a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the commencement of such offer), any employee benefit plan of the Company, or an Affiliate; (2) the Company shall be merged or consolidated with another corporation, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Affiliates; (3) the Company shall sell substantially all of its assets to another corporation that is not wholly owned by the Company, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company, or an Affiliate; or (4) a Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Company, or an Affiliate. For purposes of this definition of “Change in Control,” ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Exchange Act. In addition, for such purposes, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; however, a Person shall not include (A) the Company or any Affiliate; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Affiliate; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.

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2.5 “Code” means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder. A reference to any provision of the Code shall include reference to any successor provision of the Code.

2.6 “Committee” means the Compensation Committee of the Board, which shall consist of two or more directors who are “Non-Employee Directors” (as such term is defined in Rule 16b-3) and “Outside Directors” (as such term is defined in Section 162(m) of the Code) serving at the pleasure of the Board.

2.7 “Common Stock” means shares of common stock, par value of $0.001 per share, of the Company.

2.8 “Disability” shall have the meaning given to such term under Section 7.8.

2.9 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor thereto.

2.10 “Fair Market Value” means, the closing price of publicly traded shares of Common Stock on the principal securities exchange on which shares of Common Stock are listed (if the shares of Common Stock are so listed), on the business day immediately prior to the grant, exercise or the determination of certain withholding tax obligations, as the case may be, if not so listed or regularly quoted, the mean between the closing bid and asked prices of publicly traded shares of Common Stock in the over-the-counter market, on the business day immediately prior to the grant, exercise or the determination of certain withholding tax obligations, as the case may be, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, on the business day immediately prior to the grant, exercise or the determination of certain withholding tax obligations, as the case may be. If the shares of Common Stock are not quoted or listed as set forth above, Fair Market Value shall be determined by the Board in good faith by any fair and reasonable means (which means may be set forth with greater specificity in the applicable Grant Agreement). The Fair Market Value of property other than shares of Common Stock shall be determined by the Board in good faith by any fair and reasonable means consistent with the requirements of applicable law.

2.11 “Grant Agreement” means a written or electronic document memorializing the terms and conditions of an Award granted pursuant to the provisions of the Plan.

2.12 “Incentive Stock Option” means an Option that is intended to qualify as an incentive stock option and conforms to the applicable provisions of Section 422 of the Code.

2.13 “Non-Qualified Stock Option” shall mean an Option that is not an Incentive Stock Option or which is designated as an Incentive Stock Option but does not or ceases at any point in time to meet the applicable requirements of Section 422 of the Code.

2.14 “Normal Retirement” and “Early Retirement” shall have the meaning given to such terms under Section 7.8.

2.15 “Option” means a right to purchase shares of Common Stock at a specified exercise price, granted under Section 6.1 of the Plan.

2.16 Performance Award shall mean an Award granted under Section 6.5 of the Plan.

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2.17 Restricted Stock Unit shall mean an Award granted under Section 6.4 of the Plan

2.18 Stock Appreciation Rights” or “SAR” shall mean a stock appreciation right granted under Section 6.2 of the Plan.

2.19 “Stock Award” shall mean an Award granted under Section 6.3 of the Plan.

ARTICLE III

ADMINISTRATION

3.1 Administration of the Plan. The Plan shall be administered by the Committee.

3.2 Powers of the Committee. The Committee shall have all the powers vested in it by the terms of the Plan, such powers to include authority, in its sole and absolute discretion, to grant Awards under the Plan, prescribe Grant Agreements evidencing such Awards and establish programs for granting Awards. Subject to compliance with all applicable laws, action by the Committee shall require the consent of a majority of the members of the Committee, expressed either orally at a meeting of the Committee or in writing in the absence of a meeting.

The Committee shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to: (1) determine the eligible persons to whom, and the time or times at which Awards shall be granted; (2) determine the types of Awards to be granted, including determining which Options under the Plan shall be Incentive Stock Options and which shall be Non-Qualified Stock Options; (3) determine the number of shares of Common Stock to be covered by or used for reference purposes for each Award; (4) impose such terms, limitations, restrictions and conditions upon any such Award as the Committee shall deem appropriate; (5) subject to the limitations of Sections 6.1(c) and 6.2(b) of the Plan, modify, amend, extend or renew outstanding Awards, or accept the surrender of outstanding Awards and substitute new Awards (provided however, that, except as otherwise specifically provided under the Plan, any modification that would materially adversely affect any outstanding Award shall not be made without the consent of the holder); (6) accelerate or otherwise change the time in which an Award may be exercised or becomes payable and to waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to such Award, including, but not limited to, any restriction or condition with respect to the vesting or exercisability of an Award following termination of any grantee’s employment or other relationship with the Company; provided, however, that no such waiver or acceleration of lapse restrictions shall (i) be allowed with regard to a “deferral of compensation” within the meaning of Code Section 409A, except as otherwise permitted under such Code section, or (ii) be made with respect to a performance-based stock Award granted to an executive officer of the Company if such waiver or acceleration is inconsistent with Code Section 162(m); (7) permit the withholding by the Company of shares of Common Stock from shares of Common Stock otherwise to be received by a participant in connection with the exercise of Options and/or the withholding of taxes by such participant; and (8) establish objectives and conditions, if any, for earning Awards, including without limitation, the office or position held by the participant or the participant’s relationship to the Company, the participant’s degree of responsibility for and contribution to the growth and success of the Company or any Affiliate, the participant’s length of service, promotions and potential and determining whether Awards will be paid after the end of a performance period.

The Committee shall have full power and authority, in its sole and absolute discretion, to administer and interpret the Plan, Grant Agreements and all other documents relevant to the Plan and Awards issued hereunder, and to adopt and interpret such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Committee deems necessary or advisable. Without limiting the foregoing, the Committee may delegate administrative and ministerial duties to officers or employees of the Company as the Committee deems necessary or advisable in its sole and absolute discretion. The Committee may appoint accountants, actuaries, counsel, advisors and other persons that it deems necessary or desirable in connection with the administration of the Plan.

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In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, Award or other acquisition under the Plan does not consist of two or more Non-Employee Directors, or if there shall be no such Committee, then the Plan shall be administered by the Board, and references herein to the Committee (except in the proviso to this sentence) shall be deemed to be references to the Board, and any such grant, Award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d) of Rule 16b-3; provided, however, that Options granted to the Company’s Chief Executive Officer or to any of the Company’s other four most highly compensated officers that are intended to qualify as performance-based compensation under Section 162(m) of the Code may only be granted by the Committee.

3.3 Non-Uniform Determinations. The Committee’s determinations under the Plan (including, without limitation, determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the Grant Agreements evidencing such Awards) need not be uniform and may be made by the Committee selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

3.4 Limited Liability. To the maximum extent permitted by law, no member of the Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any Award hereunder.

3.5 Indemnification. To the maximum extent permitted by law and by the Company’s charter and by-laws, the members of the Committee shall be indemnified by the Company in respect of all their activities under the Plan.

3.6 Effect of Committee’s Decision. All actions taken and decisions and determinations made by the Committee on all matters relating to the Plan and Awards issued hereunder pursuant to the powers vested in it hereunder shall be in the Committee’s sole and absolute discretion and shall be conclusive and binding on all parties concerned, including the Company, its stockholders, any participants in the Plan and any other employee, consultant, or director of the Company, and their respective successors in interest.

ARTICLE IV

SHARES AVAILABLE FOR THE PLAN; MAXIMUM AWARDS

Subject to adjustments as provided in Section 7.3 of the Plan, the shares of Common Stock that may be issued with respect to Awards granted under the Plan shall not exceed an aggregate of 1,979,342 shares of Common Stock, which shall include any shares of Common Stock previously available for issuance but unissued under the 2006 Plan. Shares of Common Stock shall be deemed to have been issued under the Plan solely to the extent actually issued and delivered pursuant to an Award. Stock Appreciation Rights to be settled in shares of Common Stock shall be counted in full against the number of shares available for Award under the Plan, regardless of the number of shares issued upon settlement of the Stock Appreciation Right. The Company shall reserve such number of shares for Awards under the Plan, subject to adjustments as provided in Section 7.3 of the Plan. The shares of Common Stock issued pursuant to the Plan may come from authorized and unissued shares, treasury shares or shares purchased by the Company in the open market. If any Award, or portion of an Award, under the Plan expires or terminates unexercised, becomes unexercisable, is settled in cash without delivery of shares of Common Stock, or is forfeited or otherwise terminated as to any shares, or if any shares of Common Stock are repurchased by the Company in connection with any Award, the shares subject to such Award and the repurchased shares shall thereafter be available for further Awards under the Plan except where such reissuance is inconsistent with the provisions of Section 162(m) of the Code.

Subject to adjustments as provided in Section 7.3 of the Plan, the maximum number of shares of Common Stock subject to Awards of any combination that may be granted during any calendar year to any one individual under this Plan shall be limited to 1,000,000 shares (subject to adjustment pursuant to Section 7.3 hereof) and the method of counting such shares shall conform to performance based compensation under Section 162(m) of the Code.

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ARTICLE V

PARTICIPATION

Participation in the Plan shall be open to all employees, officers and directors of, and consultants and advisors to, the Company or any Affiliate of the Company, as may be selected by the Committee from time to time, subject to any restrictions imposed by applicable law. The Committee may also grant Awards to individuals in connection with hiring, retention or otherwise, prior to the date the individual first performs services for the Company or an Affiliate, provided that such Awards shall not become vested or exercisable prior to the date the individual first commences performance of such services.

ARTICLE VI

AWARDS

The Committee, in its sole discretion, establishes the terms of all Awards granted under the Plan. Awards may be granted individually or in tandem with other types of Awards. All Awards are subject to the terms and conditions provided in the Grant Agreement. Subject to any applicable requirements of Code Section 409A, the Committee may permit or require a recipient of an Award to defer such individual’s receipt of the payment of cash or the delivery of Common Stock that would otherwise be due to such individual by virtue of the exercise of, payment of, or lapse or waiver of restrictions respecting, any Award. If any such payment deferral is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals. The maximum term for any Award shall not exceed ten (10) years from the date of the grant of such Award, provided, however, in the case of an Incentive Stock Option granted to an eligible participant who, at the time such Incentive Stock Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Affiliate, no such Incentive Stock Option shall be exercisable more than five (5) years after the date such Incentive Stock Option is granted.

6.1           Stock Options

(a) In General. The Committee may from time to time grant to eligible participants Awards of Incentive Stock Options or Non-Qualified Stock Options; provided, however, that Awards of Incentive Stock Options shall be limited to employees of the Company or of any current or hereafter existing “parent corporation” or “subsidiary corporation,” as defined in Sections 424(e) and (f) of the Code, respectively, of the Company and any other individuals who are eligible to receive Incentive Stock Options under the provisions of Section 422 of the Code and, provided further, that Awards of Non-Qualified Stock Options shall be limited to persons providing services to the Company or any current or hereafter existing subsidiary corporation of the Company, as necessary for the Company to be considered and “eligible issuer of service recipient stock” in accordance with the requirements of Code Section 409A. All stock Options must have an exercise price at least equal to Fair Market Value as of the date of grant, provided, however, that with respect to an eligible participant who, at the time an Incentive Stock Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any subsidiary, the exercise price shall be at least 110% of the Fair Market Value per share of Common Stock on the date of grant. The exercise price of each Option shall be subject to adjustment as provided in Section 7.3 of the Plan. An Option to the extent then exercisable may be exercised in whole or in part at any time during the Option period, by giving written notice to the Company specifying the number of shares of Common Stock to be purchased, accompanied by payment in full of the exercise price, in cash, by check or such other instrument as may be acceptable to the Committee. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may be made at the election of the participant (i) in the form of Common Stock owned by the participant (based on the Fair Market Value of the Common Stock on the Option exercise date) that is not the subject of any pledge or security interest, (ii) in the form of Common Stock withheld by the Company from the shares of Common Stock otherwise to be received, with such withheld shares of Common Stock having a Fair Market Value on the Option exercise date equal to the exercise price of the Option, or (iii) by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any shares surrendered to the Company is at least equal to such exercise price and except with respect to (ii) above, such method of payment will not cause a disqualifying disposition of all or a portion of the Common Stock received upon exercise of an Incentive Stock Option. A participant shall have the right to dividends and other rights of a stockholder with respect to shares of Common Stock purchased upon exercise of an Option after (i) the participant has given written notice of exercise and has paid in full for such shares, (ii) becomes a stockholder of record with respect thereto, and (iii) the participant has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

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(b) Incentive Stock Option. No stock Option shall be an Incentive Stock Option unless so designated by the Committee at the time of grant or in the Grant Agreement evidencing such stock Option, and which otherwise meets the requirements of Section 422 of the Code. The aggregate Fair Market Value, determined as of the date the Incentive Stock Option is granted, of Common Stock for which Incentive Stock Options are exercisable for the first time by any eligible participant during any calendar year under the Plan (and/or any other stock option plans of the Company or any Affiliate) shall not exceed $100,000. A grant of an Incentive Stock Option under this Plan shall provide that if the participant makes a disposition, within the meaning of Section 424(c) of the Code, of any share or shares of Common Stock issued to him or her upon exercise of an Incentive Stock Option granted within the two-year period commencing on the day after the date of the grant of such Incentive Stock Option or within a one-year period commencing on the day after the date of transfer of the share or shares to him or her pursuant to the exercise of such Incentive Stock Option, he or she shall, within ten (10) days after such disposition, notify the Company thereof.

(c) Prohibition on Option Repricing & Cancellation. Notwithstanding any other provision of the Plan, neither the Board nor the Committee may reprice, replace or regrant any Option granted under the Plan, (i) through cancellation and replacement or regrant with lower priced Options, (ii) through exchange, replacement, or buyouts of awarded Options with cash, or (iii) by lowering the Option exercise price of a previously granted Option, without the prior approval of the Company’s stockholders.

6.2           Stock Appreciation Rights

(a) In General. The Committee may from time to time grant Awards of SARs to persons providing services to the Company or any current or hereafter existing subsidiary corporation of the Company, as necessary for the Company to be considered an “eligible issuer of service recipient stock” in accordance with the requirements of Code Section 409A. An SAR entitles the grantee to receive, subject to the provisions of the Plan and the Grant Agreement, a payment having an aggregate value equal to the product of (1) the excess of (A) the Fair Market Value on the exercise date of one share of Common Stock over (B) the base price per share specified in the Grant Agreement, times (2) the number of shares specified by the SAR, or portion thereof, which is exercised. The base price per share specified in the Grant Agreement shall not be less than the Fair Market Value of the Common Stock on the grant date. Payment by the Company of the amount receivable upon any exercise of an SAR may be made by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as determined in the sole discretion of the Committee. If upon settlement of the exercise of an SAR a grantee is to receive a portion of such payment in shares of Common Stock, the number of shares shall be determined by dividing such portion by the Fair Market Value of a share of Common Stock on the exercise date. No fractional shares shall be used for such payment and the Committee shall determine whether cash shall be given in lieu of such fractional shares or whether such fractional shares shall be eliminated.

(b) Prohibition on SAR Repricing & Cancellation. Notwithstanding any other provision of the Plan, neither the Board nor the Committee may reprice, replace or regrant any SAR granted under the Plan, (i) through cancellation and replacement or regrant with lower priced SARs, (ii) through exchange, replacement, or buyouts of awarded SARs with cash, or (iii) by lowering the SAR base price of a previously granted SAR, without the prior approval of the Company’s stockholders.

6.3           Stock Awards

(a) In General. The Committee may from time to time grant restricted or unrestricted Stock Awards to eligible participants in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine.

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(b) Stock Award Terms. An eligible participant shall have no rights to an Award of stock unless and until the eligible participant accepts the Award within the period prescribed by the Committee and, if the Committee shall deem desirable, makes payment to the Company in cash, or by check or such other instrument as may be acceptable to the Committee. After acceptance and issuance of a certificate or certificates, as provided for below, the eligible participant shall have the rights of a stockholder with respect to a Stock Award subject to any non-transferability and forfeiture restrictions described in the Plan and Grant Agreement. The Company shall issue in the eligible participant’s name a certificate or certificates for the shares of Common Stock associated with the award promptly after the eligible participant accepts such Award. Unless otherwise provided, any certificate or certificates issued evidencing shares of restricted stock shall not be delivered to the eligible participant until such shares are free of any restrictions specified by the Committee at the time of grant. Shares of restricted stock are forfeitable until the terms of the restricted stock grant have been satisfied. Shares of restricted stock are not transferable until the date on which the Committee has specified such restrictions have lapsed. Unless otherwise provided in the Grant Agreement, (i) distributions in the form of stock dividends in respect of shares of restricted stock shall be subject to the same restrictions as such shares of restricted stock, and (ii) distributions in the form of cash dividends shall be subject to the same restrictions as the shares of restricted stock to which they are attributable, shall be accumulate as an unfunded promise to pay on the books and records of the Company until vesting, and shall be paid to the participant on the applicable vesting date.

6.4            Restricted Stock Units

A Restricted Stock Unit award shall constitute a promise to grant shares of Common Stock (or cash equal to the Fair Market Value of such shares of Common Stock) to the participant at the end of a specified restriction period. At the time a Restricted Stock Unit Award is made, the Committee shall establish the restriction period applicable to such award. Each Restricted Stock Unit award may have a different restriction period, in the discretion of the Committee. A Restricted Stock Unit shall not constitute an equity interest in the Company and shall not entitle the participant to voting rights, dividends or any other rights associated with ownership of shares of Common Stock prior to the time the Holder shall receive a distribution of shares of Common Stock.

At the time any Restricted Stock Unit award is made, the Company and the participant shall enter into a Grant Agreement setting forth each of the matters contemplated thereby and such other matters as the Committee may determine to be appropriate. The Grant Agreement shall set forth the individual service-based vesting requirement which the participant would be required to satisfy before the participant would become entitled to distribution pursuant to the following paragraph and the number of units awarded to the participant. Such conditions shall be sufficient to constitute a “substantial risk of forfeiture” as such term is defined under Section 409A of the Code. At the time of such award, the Committee may, in its sole discretion, prescribe additional terms and conditions or restrictions relating to Restricted Stock Unit awards in the Grant Agreement, including, but not limited to, rules pertaining to the effect of termination of service prior to expiration of the applicable vesting period. The terms and conditions of the respective Grant Agreements need not be identical.

The participant of a Restricted Stock Unit shall be entitled to receive a cash payment equal to the Fair Market Value of a share of Common Stock, or one share of Common Stock, as determined in the sole discretion of the Committee and as set forth in the Grant Agreement, for each Restricted Stock Unit subject to such Restricted Stock Unit award, if the participant satisfies the applicable vesting requirement. Such distribution shall be made no later than by the fifteenth (15th) day of the third (3rd) calendar month next following the end of the calendar year in which the Restricted Stock Unit first becomes vested (i.e., no longer subject to a “substantial risk of forfeiture”).

6.5 Performance Awards. The Committee may, in its discretion, grant Performance Awards which become vested or payable on account of attainment of one or more performance goals during a specified period as established by the Committee. Performance Awards may be in the form of Common Stock or cash, or any combination of Common Stock and cash, as determined in the sole discretion of the Committee. The Committee shall establish in writing, on a timely basis, (i) the performance goals that must be met, (ii) the threshold, target and maximum amounts that may be paid, or in the case of an award of Common Stock, the number of shares that will vest, if the performance goals are met, and (iii) any other conditions that the Committee deems appropriate and, in the case of executive officers where the Award is intended to be “performance based” within the meaning of Code Section 162(m), consistent with Section 162(m) of the Code. Performance goals established by the Committee shall be based on objectively determinable performance goals selected by the Committee that apply to an individual or group of individuals, a business unit, or the Company or an Affiliate as a whole, over such performance period as the Committee may designate. The target Awards for each individual will be based on a number of factors, including: (i) market competitiveness of the position, (ii) job level, (iii) base salary level, (iv) past individual performance, and (v) expected contribution to the Company’s future performance and business impact. For those Awards intended to be “performance-based” within the meaning of Code Section 162(m), the Committee shall also establish for each participant who is an executive officer a maximum Award that may be paid for the calendar year, which will remain fixed for the entire year. The maximum Performance Award that any participant may be granted in any calendar year under the Plan is $1,000,000, comprised of the cash portion of the Award and the Fair Market Value of the Common Stock as of the date of the grant of the Award. For Awards intended to be “performance-based compensation,” the grant of the Performance Awards and the establishment of the performance measures shall be made during the period required under Code Section 162(m).

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The performance goals shall be based on one or more of the following criteria: EBITDA, stock price, earnings per share, net earnings, operating or other earnings, profits, revenues, net cash flow, financial return ratios, return on assets, stockholder return, return on equity, growth in assets, market share or strategic business criteria consisting of one or more objectives based on meeting specified revenue goals, market penetration goals, geographic business expansion goals or goals relating to acquisitions or strategic partnerships. “EBITDA” means earnings before interest, taxes, depreciation and amortization. At any time prior to the final determination of the Performance Awards, the Committee may adjust the performance goals and awards for participants who are not executive officers, to reflect changes in corporate capitalization, changes in corporate transactions, the occurrence of any extraordinary event, any change in accounting rules or principles, any change in the Company’s method of accounting, any change in applicable law, or any other change of similar nature. With respect to executive officers where the award is intended to be “performance based” within the meaning of Code Section 162(m), such adjustments may be made to the extent the Committee deems appropriate considering the requirements of Code Section 162(m). Upon completion of a performance period, the Committee shall determine whether the performance goals have been met prior to paying or vesting any award for any year, the Committee must certify in writing (to the extent required by any IRS regulation) that the performance goals were satisfied. Approved minutes of the Committee will be treated as the required written certification. All cash amounts payable will be paid as soon as practicable after certification by the Committee, but not later than the fifteenth (15th) day of the third (3rd) calendar month next following the end of the calendar year in which the award is earned.

6.6           Other Stock-Based Awards. The Committee may from time to time grant other stock-based awards to eligible participants in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine. Other stock-based awards may be denominated in cash, in Common Stock or other securities, in stock-equivalent units, in stock appreciation units, in securities or debentures convertible into Common Stock, or in any combination of the foregoing and may be paid in Common Stock or other securities, in cash, or in a combination of Common Stock or other securities and cash, all as determined in the sole discretion of the Committee and in accordance with all applicable laws.

ARTICLE VII

MISCELLANEOUS

7.1           Withholding of Taxes. Grantees and holders of Awards shall pay to the Company or any of its Affiliates, or make provision satisfactory to the Committee for payment of, any taxes to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. The Company or any of its Affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the grantee or holder of an Award. In the event that payment to the Company or any of its Affiliates of such tax obligations is made in shares of Common Stock, such shares shall be valued at Fair Market Value on the applicable date for such purposes.

7.2           Transferability. Unless otherwise permitted by the Committee or as otherwise may be required by law, no Award granted under the Plan shall be transferable by a grantee otherwise than by will or the laws of descent and distribution. Unless otherwise determined by the Committee in accord with the provisions of the immediately preceding sentence, an Award may be exercised during the lifetime of the grantee, only by the grantee or, during the period the grantee is under a legal disability, by the grantee’s guardian or legal representative. Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Award contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee.

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7.3          Adjustments for Corporate Transactions and Other Events.

(a)           Stock Dividend, Stock Split and Reverse Stock Split. In the event of a stock dividend of, or stock split or reverse stock split affecting, the Common Stock, (A) the maximum number of shares of such Common Stock as to which Awards may be granted under this Plan, in the aggregate and with respect to any type of Award, and the maximum number of shares with respect to which Awards may be granted during any one calendar year to any individual, as provided in Article 4 of the Plan and (B) the number of shares covered by and the exercise price and other terms of outstanding Awards, shall, without further action of the Board, be adjusted to reflect such event unless the Board, in its sole discretion, determines, at the time it approves such stock dividend, stock split or reverse stock split, that no such adjustment shall be made with respect to any or all particular Awards. The Committee may make adjustments, in its discretion, to address the treatment of fractional shares and fractional cents that arise with respect to outstanding Awards as a result of the stock dividend, stock split or reverse stock split. Additionally, the Committee will, to the extent feasible, make other appropriate adjustments in order to ensure that Awards will not be deemed modified within the meaning of Section 424(h) of the Code. The adjustments described above will be made in a manner consistent with Section 162(m) and Section 409A of the Code.

(b)           Non-Change in Control Transactions. Except with respect to the transactions set forth in Section 7.3 of the Plan, and subject to the limitations of Sections 6.1(c) and 6.2(b), in the event of any change affecting the Common Stock, the Company or its capitalization, by reason of a spin-off, split-up, dividend, recapitalization, merger, consolidation or share exchange, other than any such change that is part of a transaction resulting in a Change in Control of the Company, the Committee, in its discretion and without the consent of the holders of the Awards, may make (A) appropriate adjustments to the maximum number and kind of shares reserved for issuance or with respect to which Awards may be granted under the Plan, in the aggregate, with respect to any type of Award, and with respect to any individual during any one calendar year, as provided in Article 4 of the Plan; and (B) any adjustments in outstanding Awards, including but not limited to modifying the number, kind and price of securities subject to Awards. Each participant’s proportionate interest will be maintained as it was immediately before the occurrence of the abovementioned event. Additionally, the Committee will, to the extent feasible, make other appropriate adjustments in order to ensure that Awards will not be deemed modified within the meaning of Section 424(h) of the Code. The adjustments described above will be made in a manner consistent with Section 162(m) and Section 409A of the Code.

(c)           Change in Control Transactions. Upon the occurrence of a Change in Control, the Committee may accelerate the vesting and exercisability of outstanding Awards, in whole or in part, as determined by the Committee in its sole discretion. In its sole discretion, the Committee may also determine that, upon the occurrence of a Change in Control, each outstanding Award shall terminate within a specified number of days after notice to the participant thereunder, and in the case of an Option and other Awards that are payable in or convertible into Common Stock, each such participant shall receive, with respect to each share of Common Stock subject to such Option or other Awards that are payable in or convertible into Common Stock, an amount equal to the excess of the Fair Market Value of such shares immediately prior to such Change in Control over the exercise price per share of such Option or other Awards that are payable in or convertible into Common Stock; such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Committee shall determine in its sole discretion and in compliance with Code Section 409A and other applicable laws.

(d)           Unusual or Nonrecurring Events. The Committee is authorized to make, in its discretion and without the consent of holders of Awards, and subject to the limitations of Sections 6.1(c) and 6.2(b) of the Plan, adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

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7.4        Substitution of Awards in Mergers and Acquisitions. Awards may be granted under the Plan from time to time in substitution for awards held by employees, officers, consultants or directors of entities who become or are about to become employees, officers, consultants or directors of the Company or any of its Affiliates as the result of a merger or consolidation of the employing entity with the Company or any of its Affiliates, or the acquisition by the Company or any of its Affiliates of the assets or stock of the employing entity. The terms and conditions of any substitute Awards so granted may vary from the terms and conditions set forth herein to the extent that the Committee deems appropriate at the time of grant to conform the substitute Awards to the provisions of the awards for which they are substituted.

7.5        Termination, Amendment and Modification of the Plan. The Board may amend, suspend, or terminate the Plan, except that no amendment shall be made that would impair the rights of any participant under any Award theretofore granted without the participant’s consent, and except that no amendment shall be made which, without the approval of the stockholders of the Company, would:

(a)         materially increase the number of shares that may be issued under the Plan, except as is provided in Section 7.3 of the Plan;

(b)         materially increase the benefits accruing to the participants under the Plan;

(c)         materially modify the requirements as to eligibility for participation in the Plan;

(d)         decrease the exercise price of an Option to less than 100% of the Fair Market Value per share of Common Stock on the date of grant thereof; or

(e)         extend the term of any Option beyond the period specified in Section 6.1 of the Plan.

(f)         The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any participant without the participant’s consent.

7.6            Compliance with Code Section 409A. It is the intention of the Board that the Plan comply strictly with the provisions of Code Section 409A to the extent feasible and the Committee shall exercise its discretion in granting Awards hereunder (and the terms of such Award grants), accordingly. The Plan and any grant of an Award hereunder may be amended from time to time without the consent of the participant as may be necessary or appropriate to comply with the Code Section 409A. While it is the intent of the Board that the provisions of the Plan and any Grant Agreement be interpreted to comply in all respects with Code Section 409A, the Company shall have no liability to the participant, or any other party, in the event taxes, penalties, interest or excise taxes are ultimately determined to be applicable to any payment or Award received by a participant or any successor or beneficiary thereof, nor for reporting in good faith any payment or Award as subject to Code Section 409A.

7.7            Non-Guarantee of Employment or Service. Nothing in the Plan or in any Grant Agreement thereunder shall confer any right on an individual to continue in the service of the Company or shall interfere in any way with the right of the Company to terminate such service at any time with or without cause or notice and whether or not such termination results in (1) the failure of any Award to vest; (2) the forfeiture of any unvested or vested portion of any Award; and/or (3) any other adverse effect on the individual’s interests under the Plan.

7.8            Special Rules for Options and Stock Appreciation Rights.

(a)         Termination by Death. Unless otherwise determined by the Committee, if any participant’s employment with or service to the Company or any Affiliate terminates by reason of death, any Option or SAR held by such participant may thereafter be exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the participant under the will of the participant, for a period of twelve (12) months after the date of such death or until the expiration of the stated term of such Option or SAR as provided under the Plan, whichever period is shorter.

42

(b)         Termination by Reason of Disability. Unless otherwise determined by the Committee, if any participant’s employment with or service to the Company or any Affiliate terminates by reason of total and permanent disability (the failure to perform such person’s duties to the Company for at least ninety (90) days, whether or not consecutive, within any twelve (12) consecutive month period as a result of any incapacity due to physical or mental illness, a “Disability”), any Option or SAR held by such participant may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after twelve (12) months after the date of such termination of employment or service or the expiration of the stated term of such Option or SAR, whichever period is shorter.

(c)         Termination by Reason of Retirement. Unless otherwise determined by the Committee, if any participant’s employment with or service to the Company or any Affiliate terminates by reason of Normal or Early Retirement (as such terms are defined below), any Option or SAR held by such participant may thereafter be exercised to the extent it was exercisable at the time of such Normal or Early Retirement (or on such accelerated basis as the Committee shall determine at or after grant), for a period of ninety (90) days after the date of such termination of employment or service or until the expiration of the stated term of such Award, whichever period is shorter; provided, however, that, (i) a vested Non-Qualified Stock Option or SAR may be exercised for the lesser of nine (9) months after the date of termination or the balance of such Option’s term, and (ii) if the participant dies within the applicable exercise period, any unexercised Option or SAR held by such participant shall be exercisable to the extent to which it was exercisable at the time of death for a period of one year after the date of such death or for the stated term of such Option or SAR, whichever period is shorter.

For purposes of this paragraph (c), “Normal Retirement” shall mean retirement from active employment with the Company or any Affiliate on or after the normal retirement date specified in the applicable Company or Affiliate pension plan or if no such pension plan exists or applies, age sixty-five (65), and “Early Retirement” shall mean retirement from active employment with the Company or any Affiliate under the early retirement provisions of the applicable Company or Affiliate pension plan or if no such pension plan exists or applies, age fifty-five (55).

(d)         Other Termination. Unless otherwise determined by the Committee or except as otherwise provided herein, should any participant’s employment with or service to the Company or any Affiliate terminate for any reason other than death, Disability or Normal or Early Retirement, the Award shall thereupon terminate, except that the portion of any Award that was exercisable on the date of such termination of employment or service may be exercised for the lesser of ninety (90) days after the date of termination or the balance of such Award’s term if the participant’s employment or service with the Company or any Affiliate is terminated by the Company or such Affiliate without cause (the determination as to whether termination was for cause to be made by the Committee). Notwithstanding the foregoing, should any participant’s employment with or service to the Company or any Affiliate terminate for any reason without cause (the determination as to whether termination was for cause to be made by the Committee), such participant’s Non-Qualified Stock Options or SARs shall thereupon terminate, except that the portion of any such Non-Qualified Stock Options or SARs that were exercisable on the date of such termination of employment or service may be exercised for the lesser of nine (9) months after the date of termination or the balance of such Option’s term. For the avoidance of doubt, upon termination of employment or service to the Company or any Affiliate for cause (the determination as to whether termination was for cause to be made by the Committee), a participant’s Award shall terminate and such participant shall have no right to exercise or receive any unvested portion of any Award. The transfer of a participant from the employ of or service to the Company to the employ of or service to an Affiliate, or vice versa, or from one Affiliate to another, shall not be deemed to constitute a termination of employment or service for purposes of the Plan.

7.9         No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a grantee or any other person. To the extent that any grantee or other person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.

7.10         Public Offering. As a condition of participation in this Plan, each participant shall be obligated to cooperate with the Company and the underwriters in connection with any public offering of the Company’s securities and any transactions relating to a public offering, and shall execute and deliver any agreements and documents, including without limitation, a lock-up agreement, that may be requested by the Company or the underwriters. The participant’s obligations under this Section 7.11 shall apply to any Common Stock issued under the Plan as well as to any and all other securities of the Company or its successor for which Common Stock may be exchanged or into which Common Stock may be converted.

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7.11         Governing Law. The validity, construction and effect of the Plan, of Grant Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Committee relating to the Plan or such Grant Agreements, and the rights of any and all persons having or claiming to have any interest herein or hereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the State of New York, without regard to its conflict of laws principles.

7.12         Effective Date; Term of Plan. The Plan is hereby adopted by the Board effective March 2, 2015, (the “Effective Date”) subject to approval by the Company’s stockholders within twelve (12) months thereof. Awards issued under the Plan prior to and on or after the Effective Date shall be governed by the terms of this Plan and the applicable Grant Agreement and shall be included in the shares available for issuance under Article 4 of the Plan. No Award shall be granted under the Plan after the tenth anniversary of the Effective Date. Subject to other applicable provisions of the Plan, all Awards made under the Plan prior to such termination of the Plan shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.

7.13         Compliance with Securities Laws; Listing and Registration. If at any time the Committee determines that the delivery of Common Stock under the Plan is or may be unlawful under the laws of any applicable jurisdiction, or federal, state or foreign securities laws, the right to exercise an Award or receive shares of Common Stock pursuant to an Award shall be suspended until the Committee determines that such delivery is lawful. The Company shall have no obligation to effect any registration or qualification of the Common Stock under federal, state or foreign laws. Awards under the Plan are intended to satisfy the requirements of Rule 16b-3 under the Exchange Act. If any provision of this Plan or any grant of an Award would otherwise conflict with this intent, that provision will be interpreted and deemed amended so as to avoid conflict. Unless the Company has registered the Common Stock covered by the Plan under the Securities Act of 1933, as amended (the “Securities Act”), or the Company has determined that registering the Common Stock covered by the Plan under the Securities Act is unnecessary, the Company may require that each participant represent in writing that he is acquiring the shares of Common Stock covered by the Plan for his own account and investment purposes, and not with a view to, or for sale in connection with, the distribution of the shares of Common Stock covered by the Plan. No participant will be entitled to a grant, exercise, transfer or payment of any Award if the grant, exercise, transfer or payment would violate the provisions of the Sarbanes-Oxley Act of 2002 or any other applicable law.

7.14         No Lien or Security Interest. No Award and no right under any such Award, may be pledged, attached or otherwise encumbered other than in favor of the Company, and any purported pledge, attachment, or encumbrance thereof other than in favor of the Company shall be void and unenforceable against the Company or any Affiliate.

7.15         Severability. If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable, or as to any Person or Award, or would disqualify the Plan or any Award, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such Person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

7.16         Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional shares, or whether such fractional shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

7.17         Share Certificates. All certificates for shares of Common Stock delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which such shares are then listed, and any applicable Federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. To the extent that the Committee provides for the issuance of Common Stock or restricted stock awards, the issuance may be affected on a non-certificated basis, subject to applicable law or the applicable rules of any applicable stock exchange.

7.18         Treatment for Other Compensation Purposes. Payments and other benefits received by a participant pursuant to an Award shall not be deemed part of a participant’s regular, recurring compensation for purposes of any termination, indemnity or severance pay laws and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided by the Company, unless expressly so provided by such other plan, contract or arrangement.

7.19         Code Section 83(b) Elections. The Company, its Affiliates and the Committee have no responsibility for any participant’s election, attempt to elect or failure to elect to include the value of a restricted Stock Award or other Award subject to Section 83 of the Code in the participant’s gross income for the year of payment pursuant to Section 83(b) of the Code. Any participant who makes an election pursuant to Section 83(b) of the Code will promptly provide the Committee with a copy of the election form.

7.20         No Obligation to Exercise Awards; No Right to Notice of Expiration Date. The grant of an Award of a stock Option or SAR will impose no obligation upon the participant to exercise the Award. The Company, its Affiliates and the Committee have no obligation to inform a participant of the date on which any Award lapses except in the Grant Agreement.

7.21         Right to Offset. Notwithstanding any provision of the Plan to the contrary, the Company may offset any amounts to be paid to a participant (or, in the event of the participant’s death, to his beneficiary or estate) under the Plan against any amounts that such participant may owe to the Company, to the extent permitted by law and compliant with Code Section 409A.

7.22         Furnishing Information. A participant will cooperate with the Committee by furnishing any and all information requested by the Committee and take such other actions as may be requested in order to facilitate the administration of the Plan and the payments of benefits hereunder, including but not limited to taking such physical examinations as the Committee may deem necessary.

7.23         Construction. Except where otherwise indicated by the context, any masculine term used herein will also include the feminine; the plural will include the singular and the singular will include the plural.

44

ANNUAL MEETING OF STOCKHOLDERS OF

PATENT PROPERTIES, INC.

May 6, 2015

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/19637

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20633300000000001000 6 050615

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NOMINEE IN ITEM 1 AND "FOR" ITEMS 2, 3, AND 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

Item 1. Election of Directors

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

A vote FOR the nominees includes discretionary authority to vote for a substitute nominee if any of the nominees listed becomes unable or unwilling to serve.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
Item 2. Approval of Amended and Restated Long-term Incentive Plan	☐	☐	☐
Item 3. Authorization of reverse stock split	☐	☐	☐
Item 4. Ratification of appointment of Marcum, LLP	☐	☐	☐

Item 5. To transact any other business as may be properly presented at the Annual Meeting or any adjournment or postponement thereof

The undersigned stockholder of Patent Properties, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Shareholder ____________ Date: ________ Signature of Shareholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

PATENT PROPERTIES, INC.

COMMON STOCK
ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned, revoking all previous proxies, hereby constitutes and appoints Jay Walker and Jonathan Ellenthal, and each of them, proxies with full power of substitution to vote for the undersigned all shares of Common Stock of Patent Properties, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on Wednesday, May 6, 2015 at Five High Ridge Park, Stamford, CT 06905 at 10:00 a.m. local time, and at any adjournment thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote or refrain from voting as checked on the reverse side upon matters listed on the reverse side, and otherwise in their discretion.

IF VOTING BY MAIL, YOU MUST COMPLETE THE REVERSE SIDE OF THIS CARD.

1.1 14475

ANNUAL MEETING OF STOCKHOLDERS OF

PATENT PROPERTIES, INC.

May 6, 2015

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/19637

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20633300000000001000 6 050615

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NOMINEE IN ITEM 1 AND "FOR" ITEMS 2, 3, AND 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

Item 1. Election of Directors

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

A vote FOR the nominees includes discretionary authority to vote for a substitute nominee if any of the nominees listed becomes unable or unwilling to serve.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
Item 2. Approval of Amended and Restated Long-term Incentive Plan	☐	☐	☐
Item 3. Authorization of reverse stock split	☐	☐	☐
Item 4. Ratification of appointment of Marcum, LLP	☐	☐	☐

Item 5. To transact any other business as may be properly presented at the Annual Meeting or any adjournment or postponement thereof

The undersigned stockholder of Patent Properties, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Shareholder ____________ Date: ________ Signature of Shareholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

PATENT PROPERTIES, INC.

SERIES B CONVERTIBLE PREFERRED STOCK
ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned, revoking all previous proxies, hereby constitutes and appoints Jay Walker and Jonathan Ellenthal, and each of them, proxies with full power of substitution to vote for the undersigned all shares of Series B Convertible Preferred Stock of Patent Properties, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on Wednesday, May 6, 2015 at Five High Ridge Park, Stamford, CT 06905 at 10:00 a.m. local time, and at any adjournment thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote or refrain from voting as checked on the reverse side upon matters listed on the reverse side, and otherwise in their discretion.

IF VOTING BY MAIL, YOU MUST COMPLETE THE REVERSE SIDE OF THIS CARD.

1.1 14475